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                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

            Group Variable Annuity Contracts Lincoln Life & Annuity
                                Variable Annuity
                                   Account L
                         120 Madison Street, 17th Floor
                            Syracuse, New York 13202
                                 (800) 893-7168
                              VARIABLE ANNUITY III

                    [LOGO OF LINCOLN LIFE(R) APPEARS HERE]

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PROSPECTUS
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                                                                     MAY 1, 1997

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

  THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE APPLICABLE UNDERLYING FUNDS WHICH SHOULD BE RETAINED FOR FUTURE REFERENCE.

  INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISK, INCLUDING MARKET FLUC-TUATION AND POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

NY90003

This prospectus describes group annuity contracts ("Contracts") offered by Lin-coln Life & Annuity Company of New York ("Lincoln Life"), a subsidiary of The Lincoln National Life Insurance Company. The Contracts are designed to enable Participants and Employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (the "Code"): 401(a), 403(b), 408 and 457 and other related Sections as well as for programs offering non-qualified annuities. A Partici-pant is an employee or other person affiliated with the Contractholder on whose behalf a Participant Account is maintained under the terms of the Contract.

The Contracts permit Contributions to be deposited in the Guaranteed Interest Division, which is part of Lincoln Life's General Account, and in certain Sub-Accounts in Lincoln Life's Lincoln Life & Annuity Variable Annuity Account L ("Variable Investment Division"). Contributions to the Guaranteed Interest Di-vision earn interest at a guaranteed rate declared by Lincoln Life. Contribu-tions to the Variable Investment Division will increase or decrease in dollar value depending on the investment performance of the underlying funds in which the Sub-Accounts invest.

Currently, the Variable Investment Division consists of the nine Sub-Accounts listed below: Next to each listed Sub-Account is the name of the fund (the "Fund") in which the Sub-Account invests. For more information about the in-vestment objectives, policies and risks of the Funds please refer to the pro-spectus for each of the Funds.

Index Account.......................................... Dreyfus Stock Index Fund
Growth I Account....................................... Fidelity's Variable
                                                        Insurance Products Fund:
                                                        Growth Portfolio
Asset Manager Account.................................. Fidelity's Variable
                                                        Insurance Products Fund
                                                        II: Asset Manager
                                                        Portfolio
Growth II Account...................................... American Century
                                                        Variable Portfolios,
                                                        Inc.: VP Capital
                                                        Appreciation
Balanced Account....................................... American Century
                                                        Variable Portfolios,
                                                        Inc.: VP Balanced
International Stock Account............................ T. Rowe Price
                                                        International Series,
                                                        Inc.
Socially Responsible Account........................... Calvert Responsibly
                                                        Invested Balanced
                                                        Portfolio
Equity-Income Account.................................. Fidelity's Variable
                                                        Insurance Products Fund:
                                                        Equity-Income Portfolio
Small Cap Account...................................... Dreyfus Variable
                                                        Investment Fund: Small
                                                        Cap Portfolio

This prospectus is intended to provide information regarding the Contracts of-fered by Lincoln Life that you should know before investing. Please read and retain this prospectus for future reference. A Statement of Additional Informa-tion ("SAI"), dated May 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated by this reference into this Prospectus. If you would like a free copy write to: Lincoln Life & Annuity Company of New York, P.O. Box 9737, Portland, ME 04104 or call 1-800-893-7168. A table of contents for the SAI appears on the last page of this Prospectus.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
DEFINITIONS................................................................   3
SUMMARY (Including Fee Table and Performance Information)..................   5
CONDENSED FINANCIAL INFORMATION............................................   9
FINANCIAL STATEMENTS.......................................................   9
LINCOLN LIFE, THE VARIABLE INVESTMENT DIVISION AND THE FUNDS...............  10
CONTRACT PROVISIONS........................................................  13
DEDUCTIONS AND CHARGES.....................................................  19
ANNUITY PERIOD.............................................................  21
FEDERAL INCOME TAX CONSIDERATIONS..........................................  23
VOTING RIGHTS..............................................................  29
OTHER CONTRACT PROVISIONS..................................................  29
GUARANTEED INTEREST DIVISION...............................................  30
TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION..................  33

                                  DEFINITIONS

ACCUMULATION UNIT: An accounting unit of measure used to record amounts of increases to, decreases from and accumulations in each Sub-Account during the Accumulation Period.

ACCUMULATION UNIT VALUE: The dollar value of an Accumulation Unit in each Sub-Account on any Valuation Date.

ACCUMULATION PERIOD: The period commencing on a Participant's Participation Date and terminating when the Participant's Account balance is reduced to zero, either through withdrawal(s), annuitization, imposition of charges, payment of a Death Benefit or a combination thereof.

ANNUITANT: The person receiving annuity payments under the terms of the Contract.

ANNUITY COMMENCEMENT DATE: The date on which Lincoln Life makes the first annuity payment to the Annuitant as required by the Retired Life Certificate.

ANNUITY CONVERSION AMOUNT: The amount applied toward the purchase of an annuity.

ANNUITY PERIOD: The period concurrent with or following the Accumulation Period, during which an Annuitant's annuity payments are made.

BENEFICIARY: The person(s) designated to receive a Participant's Account balance in the event of the Participant's death during the Accumulation Period or the person(s) designated to receive any applicable remainder of an annuity in the event of the Annuitant's death during the Annuity Period.

BUSINESS DAY: A day on which Lincoln Life's service office in Portland, Maine, and the New York Stock Exchange are customarily open for business.

CONTRIBUTIONS: All amounts deposited under a Contract, including any amount transferred from another contract or Trustee.

CONTRACT: A Group Variable Annuity contract issued by Lincoln Life to the Contractholder.

CONTRACTHOLDER: The party named as the Contractholder on the group annuity contract issued by Lincoln Life. The Contractholder may be an Employer, a retirement plan trust, an association or any other entity allowed under the law.

DIVISION(S): The Guaranteed Interest Division and/or the Variable Investment Division.

EMPLOYER: The organization specified in the Contract which offers the Plan to its employees.

FUNDS: The underlying funds in which the Sub-Accounts invest. Funds are investment vehicles which offer their shares only to insurance companies' separate accounts and other qualifying investors.

GENERAL ACCOUNT: All assets of Lincoln Life other than those in the Variable Investment Division or any other separate account.

GROSS WITHDRAWAL AMOUNT: The amount by which a Participant's Account is reduced when a withdrawal occurs, including any applicable Annual Administration Charge.

GUARANTEED ANNUITY: An annuity for which Lincoln Life guarantees the amount of each payment for as long as the annuity is payable.

GUARANTEED INTEREST DIVISION: The Division maintained by Lincoln Life for the Contracts and other contracts for which Lincoln Life guarantees the principal amount and interest credited thereto subject to any fees and charges as set forth in the Contract. Amounts allocated to the Guaranteed Interest Division are part of Lincoln Life's General Account.

LINCOLN LIFE: Lincoln Life & Annuity Company of New York.

NET CONTRIBUTIONS: The sum of all Contributions credited to a Participant Account less any Net Withdrawal Amounts, outstanding loan (including principal and due and accrued interest) and amounts converted to a Payout Annuity.

NET WITHDRAWAL AMOUNT: The amount paid when a withdrawal occurs.

PARTICIPANT: An employee or other person affiliated with the Contractholder on whose behalf an Account is maintained under the terms of the Contract.

PARTICIPANT ACCOUNT: An account maintained for a Participant during the Accumulation Period the total balance of which equals the Participant's Account balance in the Variable Investment Division plus the Participant's Account balance in the Guaranteed Interest Division.

PARTICIPATION ANNIVERSARY: For each Participant, a date at one year intervals from the Participant's Participation Date. If an anniversary occurs on a non-Business Day, it is treated as occurring on the next Business Day.

PARTICIPATION DATE: A date assigned to each Participant corresponding to the date on which the first Contribution on behalf of that Participant is received by Lincoln Life. A Participant will receive a new Participation Date if such Participant makes a Total Withdrawal, as defined in this prospectus, and Contributions on behalf of the Participant are resumed under any Contract.

PARTICIPATION YEAR: A period beginning with one Participation Anniversary and ending the day before the next Participation Anniversary, except for the first Participation Year which begins with the Participation Date.

PAYOUT ANNUITY: A series of payments paid under the terms of a Contract to a person. A Payout Annuity may be either a Guaranteed Annuity or a Variable Annuity or a combination Guaranteed and Variable Annuity.

PLAN: The retirement program offered by an Employer to its employees for which a Contract is used to accumulate funds.

RECEIPT: Receipt by Lincoln Life at its service office in Portland, Maine.

SUB-ACCOUNT: An account established in the Variable Investment Division which invests in shares of a corresponding Fund.

VALUATION DATE: A Business Day. Accumulation Units and Annuity Units are computed as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD: A period used in measuring the investment experience of each Sub-Account. The Valuation Period begins at the close of trading on the New York Stock Exchange on one Valuation Date and ends at the corresponding time on the next Valuation Date.

VARIABLE ANNUITY: An annuity with payments that increase or decrease in accordance with the investment results of the selected Sub-Accounts.

VARIABLE INVESTMENT DIVISION: The Division which is maintained by Lincoln Life for these Contracts and certain other Lincoln Life contracts for which Lincoln Life does not guarantee the principal amount or investment results. The Variable Investment Division is the Lincoln Life & Annuity Variable Annuity Account L which is a group of assets segregated from the General Account whose income, gains and losses, realized or unrealized, are credited to or charged against the Variable Investment Division without regard to other income, gains or losses of Lincoln Life. The Variable Investment Division currently consists of nine Sub-Accounts. Additional Sub-Accounts may be added in the future.

                                    SUMMARY

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

  Lincoln Life is a life insurance company chartered under New York law on June 6, 1996. Lincoln Life is a subsidiary of The Lincoln National Life Insurance Company.

                               CONTRACTS OFFERED

  The Group Variable Annuity Contracts offered by this prospectus are available to Employers and other entities to provide a way to accumulate funds for retirement and to provide Payout Annuities. Lincoln Life offers Contracts designed to enable Participants and Employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (the "Code"): 401(a), 403(b), 408, 457 and other related Sections as well as for programs offering non-qualified annuities.

                           HOW CONTRIBUTIONS ARE MADE

  Contributions under the Contract are deposited by the Contractholder. Depending upon the type of Plan offered, Contributions may consist of salary reduction Contributions, Employer Contributions or Participant post-tax Contributions. Contributions are forwarded by the Contractholder to Lincoln Life and allocated among the two Divisions in accordance with information provided by the Contractholder. See "Contract Provisions, Contributions under the Contract."

  Special limits apply to transfers and withdrawals from the Guaranteed Interest Division. See "Guaranteed Interest Division."

                               DIVISIONS OFFERED

  Contributions may be allocated to the Guaranteed Interest Division or to the Variable Investment Division or to both Divisions. The Variable Investment Division currently consists of nine Sub-Accounts. A Contractholder may choose to offer between zero and nine of the Sub-Accounts to its Participants under a Contract. The Sub-Accounts invest their assets in shares of a corresponding Fund. For a full description of the Funds, see the prospectuses for the Funds.

                  TRANSFERS BETWEEN DIVISIONS AND SUB-ACCOUNTS

  During the Accumulation Period, a Participant or a Contractholder under certain Plans may make transfers between and among Divisions and Sub-Accounts. Certain Plans may limit the transfers in dollar amount, type of Contribution, or frequency. Certain Plans may require Contractholder approval for a transfer. See "Transfers between Divisions and Sub-Accounts."

                                  WITHDRAWALS

  Subject to the restrictions imposed by the Code and regulations thereof and by the applicable Plan, each year Participants may withdraw up to 20% of the Guaranteed Interest Division account balance, or, if liquidating or transferring the entire Guaranteed Interest Division account value, specified amounts according to a pre-determined five year schedule. With respect to
Section 401(a) Plans and Plans subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA), the Contractholder must authorize Lincoln Life to process a withdrawal request by a Participant. Withdrawal requests under Section 457 Plans must also be authorized by the Contractholder. With respect to withdrawal requests by Participants under Plans not subject to Title I of ERISA, certain Contracts may require that the Participants must certify to Lincoln Life that an eligible event under the Code has occurred. Withdrawal requests must be in writing and in a form acceptable to Lincoln Life.

  Certain Plans are also subject to distribution requirements under Section 401(a)(9) of the Code including the incidental death benefit requirements of
Section 401(a)(9)(G). Certain transfers from one Qualified Plan contract to another Qualified Plan contract are not subject to withdrawal restrictions under the Code. Withdrawals and distributions may have tax consequences, including possibly a 10% Federal Excise Tax for premature distributions.

  See "Federal Income Tax Considerations."

                                 DEATH BENEFITS

  The Contracts provide for a Death Benefit for a Participant who dies during the Accumulation Period. See "Contract Provisions, Death Benefits."

                                PAYOUT ANNUITIES

  As permitted by the applicable Plan, a Participant or a Beneficiary of a deceased Participant may elect to convert all or part of the Participant's Account balance or the Death Benefit, as appropriate, to a Payout Annuity. Lincoln Life offers both Guaranteed and Variable Annuities or a combination Guaranteed and Variable Annuity. The range of annuity options available includes life annuities and annuities for a specific time period as well as others described more fully in this prospectus. See "Annuity Period."

                              FREE-LOOK PROVISION

  A Participant under a Section 403(b) or 408 Plan and certain Non-Qualified Plans has ten days, in most cases, from the date the Participant receives an Active Life Certificate to notify Lincoln Life in writing that the Participant does not choose to participate under the Contract and to receive a return of funds. See "Free-Look Period."

                                   FEE TABLE

  The following table and examples, prescribed by the Securities and Exchange Commission (the "SEC"), are included to assist Contractholders and Participants in understanding the transaction and operating expenses imposed directly or indirectly under the Contracts. The standardized tables and examples assume the highest deductions possible under the Contracts, whether or not such deductions actually would be made from a Participant's Account.

Contract Related Transaction Expenses/1//
  Sales Load Imposed on Purchases: 0%
  Annual Administration Charge/2//              $25
Separate Account Annual Expenses
(as a percentage of average daily net assets)
  Mortality and Expense Risk Charge:           1.20%
  Other Charges:                               0.00%
  Total Separate Account
  Annual Expenses:                             1.20%

Fund Expenses/3//
(as a percentage of average daily net assets)

                      INDEX G-I/4// AMGR/4// G-II BAL  INT'L SOC RES/5// EQI/4// SMCAP
                      ----- ------- -------- ---- ---- ----- ----------- ------- -----
Management Fees:      0.245  0.61     0.64   1.00 1.00 1.05     0.71      0.51   0.75
Other Expenses        0.055  0.08     0.10      0    0    0     0.13      0.07   0.04
(after expense
 reimbursements):
Total Fund Expenses:  0.300  0.69     0.74   1.00 1.00 1.05     0.84      0.58   0.79

  Example #1: Assuming total withdrawal of the Participant's Account balance at the end of the period shown./6//

  A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.

                G-
         INDEX I/4// AMGR/4// G-II   BAL  INT'L SOC RES/5// EQI/4// SMCAP
         ----- ----- -------- ----- ----- ----- ----------- ------- -----
1 Year   21.88 25.78  26.28   28.87 28.87 29.37    27.28     24.68  26.78
3 Years  67.50 79.24  80.73   88.47 88.47 89.95    83.71     75.94  82.22

  Example #2: Assuming annuitization of the Participant's Account at the end of the period shown.

  A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.

                G-
         INDEX I/4// AMGR/4// G-II   BAL  INT'L SOC RES/5// EQI/4// SMCAP
         ----- ----- -------- ----- ----- ----- ----------- ------- -----
1 Year   21.88 25.78  26.28   28.87 28.87 29.37    27.28     24.68  26.78
3 Years  67.50 79.24  80.73   88.47 88.47 89.95    83.71     75.94  82.22

  Example #3: Assuming persistency of the Participant's Account through the periods shown.

  A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.

                G-
         INDEX I/4// AMGR/4// G-II   BAL  INT'L SOC RES/5// EQI/4// SMCAP
         ----- ----- -------- ----- ----- ----- ----------- ------- -----
1 Year   21.88 25.78  26.28   28.87 28.87 29.37    27.28     24.68  26.78
3 Years  67.50 79.24  80.73   88.47 88.47 89.95    83.71     75.94  82.22

  The effect of the Annual Administration Charge for a period is determined by dividing the total amount of such charges collected in the previous year by the total average net assets of the accounts for the previous year, as of the previous month ended; accounts include accounts available under Variable Annuity III of Lincoln Life and under corresponding accounts of First UNUM Life Insurance Company, pending assumption reinsurance by Lincoln Life of Variable Annuity III contracts issued through such corresponding accounts.
--------
/1// The examples do not take into account any deduction for premium taxes which may be applicable.

/2// The Employer has the option of paying the Annual Administration Charge on behalf of the Participants under a Contract. In such a situation, the pro-jected expenses would be lower than those indicated in the examples. This charge is not imposed during the Annuity Period. In certain situations the Annual Administration Charge may be reduced or eliminated. See "Deductions & Charges--Annual Administration Charge."

/3// Until complete order instructions are received, initial Contributions may be allocated temporarily to Fidelity's Variable Insurance Products Fund:
       Money Market Portfolio ("VIPF Money Market Portfolio"). Management fees for this fund are 0.21%. Other expenses are 0.09%. Total Fund Expenses are 0.30%. The Mortality and Expense Risk Charge is not assessed. For a discussion of the Money Market Portfolio, please see "Initial Contributions."

/4// A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.56% for Equity Income Portfolio, 0.67% for Growth Portfolio, and 0.73% for Asset Manager Portfolio.

/5// The figures above are based on expenses for fiscal year 1996, and have been restated to reflect an increase in transfer agency expenses of 0.03% expected to be incurred in 1997. "Management Fees" includes a performance adjustment, which could cause the fee to be as high as 0.85% or as low as 0.55%, depending on performance. "Other Expenses" reflects an indirect fee of 0.03%. Net fund operating expenses after reductions for fees paid indirectly (again, restated) would be 0.81%.

/6// The Contracts are designed for retirement planning. Withdrawals prior to retirement or the Annuity Commencement Date are not consistent with the long-term purposes of the Contracts and the applicable tax laws. Withdrawals may also be subject to federal income tax and a 10% Federal tax penalty.

       The fee table and examples reflect expenses and charges of the Sub-Accounts and the expenses of the applicable Fund for the year ended December 31, 1996. HOWEVER, THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND CHARGES OF THE SUB-ACCOUNTS OR THE FUNDS. SIMILARLY, THE ASSUMED 5% ANNUAL RATE OF RETURN IS NOT AN ESTIMATE OR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE. See "Deductions and Charges" in this prospectus and the discussion of Fund Management in the prospectus for each of the Funds for further information.

                            PERFORMANCE INFORMATION

       The Variable Investment Division may advertise or use in sales literature information concerning the investment performance of the various Sub-Accounts. No performance presentation should be considered as representative of future investment results. Actual performance is a function not only of the investment management of the underlying Funds and market forces, but of the time and frequency of Contributions, the charges and fees imposed under the Contract, the fees and expenses of the Funds, and transfers made by a Participant, among other factors.

       The investment performance of the Sub-Accounts may be advertised in comparison with the performances of other variable annuities, other investment companies (such as mutual funds), and recognized indices (such as the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index, NASDAQ Index, Consumer Price Index), and data published by Lipper Analytical Services, Inc., Morningstar, and Variable Annuity Research and Data Service or comparable services. Performance of the Sub-Accounts may also be compared with performance of other types of investments. Some advertisements may also include published editorial comments and performance rankings by independent organizations and publications that monitor the performance of separate accounts and mutual funds.

       The Sub-Accounts may advertise average annual total return performance information according to the SEC standardized formula. Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical $1,000 contribution allocated to a Sub-Account from the beginning to the end of each specified period of time. The SEC standardized formula gives effect to all applicable charges under the Contracts. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Sub-Account, (ii) no transfers or additional payments were made and (iii) the withdrawal of the investment occurs at the end of the period. Premium taxes are not included in this calculation. The Sub-Accounts may also advertise this total return performance as described above on a cumulative basis.

  The Sub-Accounts may present total return information computed on a calendar year basis. The Sub-Accounts may also present total return information over specified periods of time (computed on an average annual or cumulative basis) assuming that no administrative charge will be deducted. The Sub-Accounts may present hypothetical examples that apply the total return to a hypothetical initial investment. The Sub-Accounts may also present total return information based on different amounts of periodic investments. For additional performance information, please refer to the Statement of Additional Information.

                               PUBLISHED RATINGS

  From time to time, in advertisements or in reports to Contractholders, Lincoln Life may reflect endorsements. Endorsements are often in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the Contracts. The endorser's name will be used only with the endorser's consent. It should be noted that the list of endorsements may change from time to time.

  Also, from time to time, the rating of Lincoln Life as an insurance company by A.M. Best may be referred to in advertisements or in reports to Contractholders. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect Best's opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance Industry. Best's ratings range from A++ to F.

  In addition, the claims-paying ability of Lincoln Life as measured by the Standard and Poor's Rating Group may be referred to in advertisements or in reports to Contractholders. A Standard and Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard and Poor's ratings range from AAA to CCC.

  From time to time Lincoln Life may refer to Moody's Investors Service rating of Lincoln Life. Moody's Investors Service financial strength ratings indicate an insurance company's ability to discharge policyholder obligations and claims and are based on an analysis of the insurance company and its relationship to its parent, subsidiaries, and affiliates. Moody's Investors Service ratings range from Aaa to C.

  These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance contracts in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-contract obligations (i.e., debt/commercial paper). Lincoln Life's ratings should not be considered as bearing on the investment performance of assets held in the Variable Investment Division or the safety (or lack thereof) for an investment in the Variable Investment Division.

                        CONDENSED FINANCIAL INFORMATION

  No condensed financial information for the Variable Investment Division is presented because, as of December 31, 1996, the Variable Investment Division had not yet commenced operations.

                              FINANCIAL STATEMENTS

  The audited statutory-basis financial statements of Lincoln Life may be found in the Statement of Additional Information. No financial statements are included for the Variable Investment Division because, as of December 31, 1996, the Variable Investment Division had not yet commenced operations.

                     LINCOLN LIFE, THE VARIABLE INVESTMENT
                             DIVISION AND THE FUNDS

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

  Lincoln Life is a life insurance company chartered under New York law on June 6, 1996. Lincoln Life's principal executive offices are located at 120 Madison Street, 17th Floor, Syracuse, New York 13202. Lincoln Life is licensed to sell variable contracts in New York.

  Lincoln Life is a subsidiary of The Lincoln National Life Insurance Company. The Lincoln National Life Insurance Company was incorporated under the laws of Indiana on June 12, 1905. The Lincoln National Life Insurance Company is principally engaged in offering life insurance policies and annuity policies, and ranks among the largest United States stock life insurance companies in terms of assets and life insurance in force.

  The Lincoln National Life Insurance Company is wholly owned by Lincoln National Corporation ("LNC"), a publicly held insurance holding company incorporated under Indiana law on January 5, 1968. The principal offices of both The Lincoln National Life Insurance Company and LNC are located at 1300 South Clinton Street, Fort Wayne, Indiana 46801. Through subsidiaries, LNC engages primarily in the issuance of life insurance and annuities, property casualty insurance, and other financial services. Administrative services necessary for the operation of the Variable Investment Division and the Contracts are currently provided by The Lincoln National Life Insurance Company. See "Deductions and Charges--Annual Administration Charge."

                          LNC EQUITY SALES CORPORATION

  LNC Equity Sales Corporation ("LNC Equity"), a registered broker-dealer, is the principal underwriter of the Contracts. As such, LNC Equity will be offering the Contracts and performing all duties and functions that are necessary and proper for distribution of the Contracts. LNC Equity has also entered into sales agreements with independent broker-dealers for the sale of the Contracts. Lincoln Life may pay sales commissions to broker-dealers up to an amount equivalent to 3.5% of Contributions under a Contract. LNC Equity's principal business address is 3811 Illinois Road, Suite 205, Fort Wayne, Indiana 46804.

                        THE VARIABLE INVESTMENT DIVISION

  On July 24, 1996, the Board of Directors of Lincoln Life authorized the establishment of the Variable Investment Division in accordance with New York Insurance Laws. Under New York law, funds in the Variable Investment Division are owned by Lincoln Life and Lincoln Life is not, nor can Lincoln Life be, a trustee with respect to those funds. The Variable Investment Division is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration with the SEC does not involve supervision of the management or investment practices or policies of either the Variable Investment Division or Lincoln Life by the SEC.

  The Variable Investment Division currently consists of nine Sub-Accounts. The Sub-Accounts invest in shares of the Funds. Therefore, the investment experience of the Sub-Accounts depends on the performance of the Funds.

  The Variable Investment Division is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business Lincoln Life may conduct. The income, gains and losses, realized or unrealized, from assets allocated to each Sub-Account of the Variable Investment Division are credited to or charged against that Sub-Account, without regard to other income, gains or losses in Lincoln Life's general account or any other separate account or Sub-Account. The Contract provides that the assets of the Variable Investment Division may not be charged with liabilities arising out of any other business of Lincoln Life. Lincoln Life may accumulate in the Variable Investment Division proceeds from charges under the Contract and other amounts in excess of the Variable Investment Division assets representing Contract reserves and liabilities. Lincoln Life is the issuer of the Contracts and the obligations set forth therein, other than those of the Contractholder or the Participant, are obligations of Lincoln Life.

                                   THE FUNDS

  The nine Sub-Accounts invest directly in nine corresponding Funds. Each of these Funds was formed as an investment vehicle for insurance company separate accounts.

  Information about each of the Funds, including their investment objectives and investment management, is contained below. Additional information about the Funds, their investment policies, risks, fees and expenses and all other aspects of their operations, can be found in the prospectuses for the Funds, which should be read carefully before investing. THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS STATED OBJECTIVES. Additional copies of the Funds' prospectuses, as well as their Statements of Additional Information, can be obtained directly from each of the Funds without charge by writing to the particular Funds at the addresses noted on the front of the Fund prospectus. Shares of the Funds are sold not only to the Sub-Accounts but also to variable annuity and variable life separate accounts of other insurance companies and qualified retirement plans. For a disclosure of possible conflicts involved in the Sub-Accounts investing in Funds that are so offered, see the applicable Fund prospectus.

                            DREYFUS STOCK INDEX FUND

  Dreyfus Stock Index Fund is an open-end, non-diversified management investment company known as an index fund. Its goal is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

  The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, acts as the Fund manager and Mellon Equity Associates, an affiliate of Dreyfus located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, is the Fund index manager.

 CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO OF ACACIA CAPITAL CORPORATION

CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO: The Calvert Responsibly Invested Balanced Portfolio seeks total return above the rate of inflation through an actively managed, non-diversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and growth opportunity and which satisfy the social concern criteria established for the Portfolio. Shares of the Portfolio are offered only to insurance companies for allocation to certain of their variable accounts.

  The Calvert Asset Management Company, Inc., located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, serves as the Portfolio's investment adviser.

            SMALL CAP PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND

  Dreyfus Variable Investment Fund is an open-end, diversified management investment company.

THE SMALL CAP PORTFOLIO: The Portfolio seeks to maximize capital appreciation. The Small Cap Portfolio seeks out companies that The Dreyfus Corporation believes have the potential for significant growth. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in companies with market capitalization of less than $1.5 billion, at the time of purchase, both domestic and foreign which the Portfolio believes to be characterized by new or innovative products or services which should enhance prospects for growth in future earnings. The Portfolio may also invest in special situations such as corporate restructurings, mergers or acquisitions.

  The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, serves as the Portfolio's investment adviser.

 FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME, GROWTH PORTFOLIO,
                           AND MONEY MARKET PORTFOLIO

EQUITY-INCOME PORTFOLIO: The Portfolio seeks reasonable income by normally investing at least 65% of its total assets in income-producing common or preferred stock and the remainder in debt securities.

GROWTH PORTFOLIO: The Portfolio seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

MONEY MARKET PORTFOLIO: The Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. For more information regarding the Portfolio, into which initial Contributions are invested pending Lincoln Life's receipt of a complete order, please see the "Initial Contributions" section.

  Fidelity Management & Research Company ("FMR") is the manager of the Equity-Income Portfolio, the Growth Portfolio and the Money Market Portfolio and is located at 82 Devonshire Street, Boston, Massachusetts 02109.

    FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO

ASSET MANAGER PORTFOLIO: The Portfolio seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

  FMR is the manager of the Portfolio and is located at 82 Devonshire Street, Boston, Massachusetts 02109. FMR or its affiliate may compensate Lincoln Life or its affiliate for administrative, distribution, or other services. Such compensation would be based on assets of the Fidelity Funds attributable to the Contracts and certain other contracts issued by Lincoln Life and its affiliates.

      VP CAPITAL APPRECIATION AND VP BALANCED OF AMERICAN CENTURY VARIABLE
                                PORTFOLIOS, INC.

VP CAPITAL APPRECIATION: The Portfolio seeks capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

VP BALANCED: The Portfolio seeks capital growth and current income. Its investment team intends to maintain approximately 60% of the portfolio's assets in common stocks that are considered by its manager to have better than average prospects for appreciation and the balance in bonds and other fixed income securities.

  American Century Variable Portfolios, Inc. is managed by American Century Investment Management, Inc. (formerly Investors Research Corporation), which also manages the American

Century family of mutual funds. American Century Investment Management, Inc. has its principal place of business at 4500 Main Street, Kansas City, Missouri 64111.

  Lincoln Life or its affiliate may perform certain administrative or other services that would otherwise be performed by American Century Services Corporation, and American Century Investment Management, Inc. may pay Lincoln Life or its affiliate for such services. Such compensation would be based on assets of the American Century Funds attributable to the Contracts and certain other contracts issued by Lincoln Life and its affiliates.

   INTERNATIONAL STOCK PORTFOLIO OF T. ROWE PRICE INTERNATIONAL SERIES, INC.

INTERNATIONAL STOCK PORTFOLIO: The International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

  The Series is managed by Rowe Price-Fleming International, Inc., one of America's largest international no load mutual fund managers with approximately $25 billion under management as of December 31, 1996 from its offices in Baltimore, London, Tokyo, Hong Kong and Singapore.

                              CONTRACT PROVISIONS

                                    GENERAL

  These Contracts were designed for Employers and other entities to enable Participants and Employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (the "Code"): 401(a), 403(b), 408, 457 and other related Sections as well as for programs offering non-qualified annuities. An Employer, Association or trustee in some circumstances, may enter into a Contract with Lincoln Life by filling out an application and returning it to Lincoln Life. Upon Lincoln Life's acceptance of the application, Contractholders or an affiliated Employer can forward Contributions on behalf of employees who then become Participants under the Contracts. For Plans that have allocated rights to the Participant, Lincoln Life will issue to each Participant a separate Active Life Certificate that describes the basic provisions of the Contract to each Participant.

                        CONTRIBUTIONS UNDER THE CONTRACT

  Generally, under the Contracts, Contributions are forwarded by the Contractholders to Lincoln Life for investment. Depending on the Plan, the Contributions may consist of salary reduction Contributions, Employer Contributions or post-tax Contributions.

  Contributions may accumulate on either a guaranteed or variable basis depending upon the Divisions available under the Contract and/or the Division in which the Contributions are deposited. Contributions to the Guaranteed Interest Division become part of Lincoln Life's General Account and are guaranteed a minimum rate of interest. See "Guaranteed Interest Division." Contributions to the Variable Investment Division increase or decrease in value daily to reflect the investment experience of the Sub-Accounts in which the Contributions are invested.

  Contributions by Participants may be in any amount unless there is a minimum amount set by the Contractholder or Plan. A Contract may require the Contractholder to contribute a minimum annual amount on behalf of all Participants. Annual Contributions under Qualified Plans may be subject to maximum limits imposed by the Code. Annual Contributions under non-qualified plans may be limited by the terms of the Contract. In the Statement of Additional Information see "Tax Law Considerations" for a discussion of these limits. Subject to any restrictions imposed by the Plan or the Code, transfers from other contracts and qualified rollover Contributions will be accepted.

  Contributions must be in United States funds. All withdrawals and distributions under this Contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method constituting a Contribution, Lincoln Life will treat the Contribution as invalid. All allocation and subsequent transfers resulting from the invalid Contributions shall be reversed and the party responsible for the invalid Contribution shall reimburse Lincoln Life for any losses or expenses resulting from the invalid Contribution.

                             INITIAL CONTRIBUTIONS

  The initial Contribution for a Participant will be credited to the Participant's Account no later than two (2) Business Days after it is received by Lincoln Life at its service office if it is preceded or accompanied by a completed enrollment form containing all the information necessary for processing the Participant's Contribution. If Lincoln Life does not receive a complete enrollment form, Lincoln Life will notify the Contractholder or the Participant that Lincoln Life does not have the necessary information to process the Contribution. If the necessary information is not provided to Lincoln Life within five (5) Business Days after Lincoln Life first receives the initial Contribution, Lincoln Life will return the initial Contribution less any withdrawal(s) by the Participant or by the Contractholder, unless the Participant or the Contractholder specifically consents to Lincoln Life retaining the Contribution until the enrollment form is made complete.

  Notwithstanding the above, when the Contract includes language regarding the "Pending Allocation Account", the following shall apply: Where state approval has been obtained, if Lincoln Life receives Contributions which are not accompanied by a properly completed Enrollment Form, Lincoln Life will notify the Contractholder of that fact and deposit the Contributions to the Pending Allocation Account, unless such Contributions are designated to another Account in accordance with the Plan. Within two (2) Business Days of receipt of a properly completed Enrollment Form, the Participant's Account balance in the Pending Allocation Account will be transferred in accordance with the allocation percentages elected on the Enrollment Form. All future Contributions will also be allocated in accordance with these percentages until such time as the Participant may notify Lincoln Life of a change. If a properly completed Enrollment Form is not received after three monthly notices have been sent, the Participant's Account balance in the Pending Allocation Account will be refunded to the Contractholder within 105 days of the date of the initial Contribution. The Pending Allocation Account invests in Fidelity's Variable Insurance Products Fund Money Market Portfolio and is not available as an investment option under the group annuity contract. Mortality & Expense Risk Charges and the Annual Administration Charge do not apply to this Account. These charges will be applicable upon receipt of a properly completed Enrollment Form and the Participant's contract Participation Date will be the date money was deposited in the Pending Allocation Account.

                          ALLOCATION OF CONTRIBUTIONS

  A Participant must designate in writing, subject to the Plan, the percent of their Contribution which will be allocated to each Division and to each Sub-Account available under their Contract. The Contributions allocation percentage to the Guaranteed Investment Division or any Sub-Account can be in any whole percent. A Participant whose Employer offers two or more Lincoln Life contracts for the same type of Qualified or Non-Qualified Plan may allocate Contributions to a maximum of ten Sub-Accounts and the Guaranteed Interest Division. Participants, subject to the terms of the Plan, may change the allocation of Contributions by notifying Lincoln Life in writing or by telephone in accordance with procedures published by Lincoln Life. Telephone requests for allocation changes follow the same verification of identity rules as for Transfers. (See "Telephone Transfers.") When Lincoln Life receives a notice in writing, the form must be acceptable to Lincoln Life. Upon receipt by Lincoln Life, the change will be effective for all Contributions received concurrently with the allocation change form and for all future Contributions, unless a later date is requested. Changes in the allocation of future Contributions have no effect on amounts a Participant may have already contributed. Such amounts, however, may be transferred between Divisions and Sub-Accounts pursuant to the requirements described in "Transfers between Divisions and Sub-Accounts." Allocations of Employer Contributions may be restricted by the applicable plan.

                            SUBSEQUENT CONTRIBUTIONS

  The Contractholder will forward Contributions to Lincoln Life specifying the amount being contributed on behalf of each Participant. The Contractholder must send Contributions and provide such allocation information in accordance with procedures established by Lincoln Life. The Contributions shall be allocated among the Guaranteed Interest Division and the Variable Investment Division in accordance with the Contractholder's or the Participant's written instructions as described above in "Allocation of Contributions."

                          INVESTMENT OF CONTRIBUTIONS

  Contributions are invested as of the date of receipt at Lincoln Life's service office, provided that they are received prior to 4:00 p.m. (Eastern
Time) on a Business Day and allocation information is provided in a form acceptable to Lincoln Life in accordance with procedures established by Lincoln Life. If the Contribution is not received prior to 4:00 p.m. (Eastern Time), Lincoln Life will invest the Contribution on the next Business Day. Contributions on behalf of a Participant which are allocated to the Variable Investment Division will be credited with Accumulation Units as of that date. A Participant's interest in the Variable Investment Division during the Accumulation Period is the value of the Participant's Accumulation Units in the Variable Investment Division. The number of Accumulation Units credited to a Participant's Account in a Sub-Account is calculated by dividing the Contribution allocated to the Sub-Account by the dollar value of an Accumulation Unit next determined after receipt of the Contribution. The number of Accumulation Units purchased will not vary as a result of any subsequent fluctuations in the Accumulation Unit Value. The Accumulation Unit Value, of course, fluctuates with the investment performance of the underlying Fund and also reflects deductions and charges made against the Variable Investment Division.

                    DETERMINATION OF ACCUMULATION UNIT VALUE

  Lincoln Life determines the Accumulation Unit Value of each Sub-Account on each Valuation Date. Accumulation Unit Values are determined by multiplying the Net Investment Factor for the current Valuation Period by the Accumulation Unit Value as of the end of the immediately preceding Valuation Period.

  Lincoln Life uses a Net Investment Factor to measure the daily fluctuations in value of a Sub-Account. The Net Investment Factor for any Valuation Period is determined as follows:

    (a) The net asset value per share of the underlying Fund as of the end of a Valuation Period is added to the amount per share of any dividends or capital gain distributions paid by the Fund during that Valuation Period;

    (b) The amount in (a) above is then divided by the net asset value per share of the underlying Fund as of the end of the immediately preceding Valuation Period;

    (c) The result of (a) divided by (b) is then multiplied by one minus the annual mortality and expense risk charge to the n/365th power where n equals the number of calendar days since the immediately preceding Valua-tion Date.

  The above calculation will be adjusted by the amount per share of any taxes which are incurred by Lincoln Life because of the existence of the Variable Investment Division.

  The Participant's Account balance is equal to the sum of the Participant's Account balances in both the Variable Investment Division and the Guaranteed Interest Division.

                  TRANSFERS BETWEEN DIVISIONS AND SUB-ACCOUNTS

  During the Accumulation Period and subject to the terms of the Plan, transfers may be made of all or part of a Participant's Account balance in any Division or Sub-Account to another Sub-Account or Division. Transfers will not change the allocation of future Contributions to the Divisions and Sub-Accounts. Lincoln Life does not require that any minimum amount be transferred. To effect a transfer, Lincoln Life must receive a written transfer request in a form acceptable to Lincoln Life. During any one calendar year, a Participant may make one transfer from the Guaranteed Interest Division to the Variable Investment Division in an amount not to exceed 20% of the Guaranteed Interest Division Account balance pursuant to the provisions of the Contract.

  Transfers to or from the Variable Investment Division are made using the Accumulation Unit Value next computed following Lincoln Life's receipt of the written transfer request.

             TELEPHONE TRANSFERS BETWEEN DIVISIONS AND SUB-ACCOUNTS

  Lincoln Life may accept telephone transfers from Participants when this is allowed by the Contractholder. In order to prevent unauthorized or fraudulent transfers, Lincoln Life will require a Participant to provide certain identifying information before Lincoln Life will act upon their instructions. Lincoln Life may also assign the Participant a Personal Identification Number
(PIN) to serve as identification. Lincoln Life will not be liable for following telephone instructions it reasonably believes are genuine. Telephone transfer requests may be recorded and written confirmation of all transfer requests will be mailed to the Participant or Contractholder on the next Business Day. Telephone transfers will be processed on the Business Day that they are received when they are received at the Lincoln Life service office before 4:00 p.m. Eastern Time. If the Participant or Contractholder determines that a transfer has been made in error, the Participant or Contractholder must notify Lincoln Life within 30 days of the confirmation notice date. See "Contract Provisions, Transfers between Divisions and Sub- Accounts."

                                  WITHDRAWALS

  During the Accumulation Period and subject to the terms of the Plan, withdrawals may be made from either or both Divisions of all or part of the Participant's Account balance in a Division or Sub-Account remaining after deductions for any applicable (1) Annual Administration Charge (imposed on Total Withdrawals), (2) premium taxes, and (3) outstanding loan including loan security. Annuity Conversion Amounts are not considered withdrawals. See "Annuity Period, Annuities: General."

  Special limits apply to withdrawals (and transfers to the Variable Investment Division) from the Guaranteed Interest Division. See "Guaranteed Interest Division."

  Notwithstanding such limits, a Participant may withdraw 100% of their Guaranteed Interest Division Account balance at any time provided that Lincoln Life receives satisfactory proof of the following events: (a) the Participant has attained age 59 1/2; (b) the Participant has died; (c) the Participant has incurred a disability as defined under the Contract; (d) the Participant has separated from service from their Employer, or (e) the Participant has incurred a financial hardship. A Contractholder may choose to add the requirement that the Participant be age 55 or older and separated from service in order to receive a 100% withdrawal from the Contract; or to eliminate "financial hardship" as an event entitling the Participant to a 100% withdrawal. Under 401(a) Contracts, the Contractholder may also choose to require participation under the Contract for a specified number of years in conjunction with the standard 100% withdrawal conditions (disability, age 59 1/2, separation from service and financial hardship) and the above features, if added, in order to be entitled to a 100% withdrawal. A Contractholder choosing one of these features may receive a different declared interest rate under the Guaranteed Interest Division of their Contract than under Contracts not offering these features.

  All withdrawal requests must indicate the amount to be withdrawn and be submitted in a form acceptable to Lincoln Life. If the request does not specify the Sub-Accounts and/or the Divisions from which the withdrawal is to be made, the withdrawal will be made pro rata based on balances in the Sub-Accounts and the Guaranteed Investment Division. Lincoln Life does not require that any minimum amount be withdrawn. Telephone withdrawal requests are not permitted.

  Withdrawals from the Variable Investment Division are made by reducing the Participant's number of Accumulation Units in the applicable Sub-Account. In determining the number of Accumulation Units to be reduced, Lincoln Life uses the Accumulation Unit Value next computed after Lincoln Life's receipt of the written withdrawal request.

  Payment of all Variable Investment Division withdrawal amounts generally will be made within seven days after receipt by Lincoln Life of the withdrawal request in a form acceptable to Lincoln Life. See "Market Emergencies."

                               TOTAL WITHDRAWALS

  A Total Withdrawal can only be made by a Participant who has no outstanding loans under the Contract. A Total Withdrawal of a Participant's Account will occur when (a) the Participant or Contractholder requests the liquidation of the Participant's entire Account balance, or (b) the amount requested results in a remaining Participant's Account balance of less than or equal to the Annual Administration Charge, in which case the request is treated as if it were a request for liquidation of the Participant's entire Account balance.

  Any Active Life Certificate must be surrendered to Lincoln Life when a Total Withdrawal occurs. If a Contractholder resumes Contributions on behalf of a Participant after a Total Withdrawal, the Participant will receive a new Participation Date and Active Life Certificate.

  A Participant refund under the free-look provisions is not considered a Total Withdrawal.

                              PARTIAL WITHDRAWALS

  A Partial Withdrawal of a Participant's Account will occur when less than a Total Withdrawal is made from a Participant's Account.

                          SYSTEMATIC WITHDRAWAL OPTION

  Under certain Contracts Participants who are at least age 59 1/2, are separated from service from their employer or are disabled and certain spousal beneficiaries and alternate payees who are former spouses may be eligible for a Systematic Withdrawal Option ("SWO") under the Contract. Payments are made only from the Guaranteed Interest Division. Under the SWO a Participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period or a flat dollar amount withdrawn on a periodic basis. A Participant must have a vested pre-tax account balance of at least $10,000 in the Guaranteed Interest Division in order to select the SWO. A Participant may transfer amounts from the Variable Investment Division to the Guaranteed Interest Division in order to support SWO payments. These transfers, however, are subject to the transfer restrictions described in this Prospectus and/or imposed by any applicable Plan. A one-time fee of up to $30 may be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. Additional restrictions applicable to withdrawals under a Contract generally may also apply to exercise of the SWO. More information about SWO, including applicable fees and charges, is available in the Contracts and Active Life Certificates as well as from Lincoln Life.

                          MAXIMUM CONSERVATION OPTION

  Under certain Contracts Participants who are at least age 70 1/2 may request that Lincoln Life calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10), 408 or 457(d) of the Code. The Participant must complete forms as required by Lincoln Life in order to elect this option. Lincoln Life will base its calculation solely on the Participant's Account Value with Lincoln Life. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-Lincoln Life contracts.

                            WITHDRAWAL RESTRICTIONS

  Withdrawals under Section 403(b) Contracts are subject to the limitations under Section 403(b)(11) of the Code and regulations thereof and in any applicable Plan document. That section provides that salary reduction Contributions deposited and earnings credited on any salary reduction Contributions after December 31, 1988 may only be withdrawn if the Participant has (1) died, (2) become disabled, (3) attained age 59 1/2, (4) separated from service or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a Contract, such amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction Contributions under the Contracts. For more information on these provisions see "Federal Income Tax Considerations."

  Withdrawal requests for a Participant under Section 401(a) Plans, Section 457(b) Plans and Plans subject to Title I of ERISA must be authorized by the Contractholder on behalf of a Participant. All withdrawal requests will require the Contractholder's written authorization and written documentation specifying the portion of the Participant's Account balance which is available for distribution to the Participant. Withdrawal requests for Section 457(f) Plans must be requested by the Contractholder.

  For withdrawal requests (other than transfers to other investment vehicles), by Participants under Plans not subject to Title I of ERISA and non-401(a) Plans and non-457 Plans, the Participant must certify to Lincoln Life that one of the permitted distribution events listed in the Code has occurred (and provide supporting information, if requested) and that Lincoln Life may rely on such representation in granting such withdrawal request. See "Federal Income Tax Considerations." A Participant should consult their tax adviser as well as review the provisions of their Plan before requesting a withdrawal.

  In addition to the restrictions noted above, a Plan and applicable law may contain additional withdrawal or transfer restrictions.

  Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the Code, may be subject to a ten percent excise tax.

                                 DEATH BENEFITS

  The payment of death benefits will be governed by the provisions of the applicable Plan and the Code. In the event of the death of a Participant during the Accumulation Period, Lincoln Life will pay the Beneficiary, if one is living, or the Plan the greater of the following amounts:

    (1) The Net Contributions, or

    (2) The Participant's Account balance less any outstanding loan (includ-ing principal and due and accrued interest), provided that, if Lincoln Life is not notified of the Participant's death within six months of such death, the Beneficiary will receive the Death Benefit amount described in para-graph (2).

  A Beneficiary may elect to have the Death Benefit (1) paid as a lump sum, (2) converted to a Payout Annuity or (3) as a combination of a lump sum payment and a Payout Annuity.

  Lincoln Life will calculate the Death Benefit as of the end of the Valuation Period during which it receives both satisfactory notification of the Participant's death and an election of a form of Death Benefit (as described below). Payment of a lump sum election generally will be made within seven days following such calculation. Payment of an annuity option will be paid in accordance with the provisions regarding annuities. See "Annuity Period." If no election is made within sixty days following Lincoln Life's receipt of satisfactory notice of the Participant's death, the Death Benefit will be paid in the form of a lump sum payment and will be calculated as of the end of the Valuation Period during which that sixtieth day occurs (and payment generally will be made within seven days after such calculation date). See "Market Emergencies."

  Satisfactory proof of death may consist of: a copy of a certified death certificate; a copy of a certified decree of a court of competent jurisdiction as to the finding of death; a written statement by a medical doctor who attended the deceased at the time of death; or any other proof satisfactory to Lincoln Life.

  Notwithstanding the above, under qualified annuities, if the Beneficiary is someone other than the spouse of the deceased Participant, the Code provides that the Beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the Participant's death. If a non-spousal Beneficiary elects to receive payment in a single lump sum, the Code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the Participant's death.

  If the Beneficiary is the surviving spouse of the deceased Participant, distributions generally are not required under the Code to begin earlier than December 31st of the calendar year in which the Participant would have attained age 70 1/2. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the Beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the Participant.

  Other rules apply to non-qualified annuities. See "Federal Income Tax Considerations."

  If there is no living named Beneficiary on file with Lincoln Life at the time of a Participant's death and unless the Plan directs otherwise, Lincoln Life will pay the Death Benefit to the Participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the Participant's death, but only if such proof of death is received by Lincoln Life no later than the end of the fourth calendar year following the year of the Participant's death. In such case, valuation of the Death Benefit will occur as of the end of the Valuation Period during which due proof of death is received by Lincoln Life, and the lump sum Death Benefit generally will be paid within seven days of that date. See "Market Emergencies."

                             DEDUCTIONS AND CHARGES

                CHARGES AGAINST THE VARIABLE INVESTMENT DIVISION

MORTALITY AND EXPENSE RISK CHARGES

  Certain charges will be assessed as a percentage of the value of the net assets of the Variable Investment Division to compensate Lincoln Life for risks assumed in connection with the Contracts.

  Lincoln Life deducts from the net assets of the Variable Investment Division a daily charge of 1.20% on an annual basis.

  This charge is assessed both during the Accumulation Period and the Annuity Period although, during the Annuity Period, Lincoln Life will bear no mortality risk with respect to the Annuity Options that do not involve life contingencies. This amount is intended to compensate Lincoln Life for certain

Mortality and Expense Risks Lincoln Life assumes in operating the Variable Investment Division and for providing services to the Participant. The total charge may not be altered.

  The Expense Risk is the risk that Lincoln Life's actual expenses in issuing and administering the Contract will be more than Lincoln Life estimated. The Mortality Risk borne by Lincoln Life arises from the chance that Lincoln Life's actuarial estimate of mortality rates during the Annuity Period, as guaranteed in the Contract, may prove erroneous and that an Annuitant may live longer than expected. This contractual guarantee assures that neither an Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect under the Contracts. In addition, Lincoln Life bears the Mortality Risk because it guarantees to pay a Death Benefit that may be higher than the Participant's Account balance upon the death of the Participant prior to the Annuity Period.

                         CHARGES AGAINST THE CONTRACTS

  The charges that Lincoln Life assesses in connection with the Contracts are described below.

ANNUAL ADMINISTRATION CHARGE

  Lincoln Life provides many administrative functions in connection with the Contracts, including receiving and allocating Contributions in accordance with the Contracts, making annuity payments when they become due, and preparing and filing all reports required to be filed by the Variable Investment Division. In addition, Lincoln Life provides Participants with Account statements and accounting services that keep track of pre-tax monies, employee and Employer monies, vested Account balances and rollover or transferred monies.

  In consideration for these administrative services, Lincoln Life currently deducts $25 (or the balance of the Participant's Account if less) per year from each Participant's Account balance on the last Business Day of the month in which a Participation Anniversary occurs. This charge is deducted only during the Accumulation Period. This Annual Administration Charge is also withdrawn from a Participant's Account balance if and when a Participant's Account is totally withdrawn on any date other than the last Business Day of the month in which the Participation Anniversary occurs.

  The Annual Administration Charge may be reduced or waived for those Participants who are participating under another Lincoln Life contract which imposes an Annual Administration Charge or where Lincoln Life's interest costs or expenses are reduced due to the terms of the Contract, economies of scale or administrative assistance provided by the Contractholder. In addition, the Employer has the option of paying the Annual Administration charge on behalf of the Participants under a Contract.

  Under certain Contracts, the Contractholder may also choose to have the Annual Administration Charge paid only by those Participants in the Variable Investment Division. Contracts offering this provision will typically have a declared interest rate in the Guaranteed Interest Division which is lower than under contracts not offering this provision. For contracts offering this provision, the Annual Administration Charge will be deducted as described in this section.

PREMIUM TAXES

  Certain states require that a premium tax be paid on contributions to a variable annuity contract. Others assess a premium tax at the time of annuitization. Lincoln Life will deduct a charge for any applicable premium tax from the Participant's Account balance either (1) at the time of a Total Withdrawal of a Participant's Account balance; (2) on the Annuity Commencement Date; (3) at such other date as the taxes are assessed. Various states levy a premium tax, currently ranging from 0.5% to 4.0%, on variable annuity contracts.

                                 MISCELLANEOUS

  The Variable Investment Division purchases shares from the Funds at net asset value. The net asset value reflects investment management fees and other expenses that have already been deducted from the assets of the Funds. The Funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in each prospectus for the Funds.

                                 ANNUITY PERIOD

                                    GENERAL

  To the extent permitted by the Plan, the Participant, or the Beneficiary of a deceased Participant, may elect to convert all or part of the Participant's Account balance or the Death Benefit to a Payout Annuity. Payout Annuities are available as either a Guaranteed or Variable Annuity or a combination of both. Annuity payments from the Guaranteed Interest Division remain constant throughout the annuity period. Annuity payments from the Variable Investment Division fluctuate depending upon the investment experience of the applicable Sub-Accounts. Variable Annuity payments are based upon Annuity Unit Values. See "Annuity Payments" below and "Determination of Variable Annuity Payments" in the Statement of Additional Information for further information.

  The Annuity Commencement Date marks the date on which Lincoln Life makes the first annuity payment to an Annuitant. For Plans subject to Section 401(a)(9)(B) of the Code, a Beneficiary must select an Annuity Commencement Date that is not later than one year after the date of the Participant's death. A Participant or Contractholder may select any Annuity Commencement Date for the Annuitant which is then reflected in the Retired Life Certificate. However, since an annuity payment is considered a distribution under the Code, selection of an Annuity Commencement Date may be affected by the distribution restrictions under the Code and the minimum distribution requirements under
Section 401(a)(9) of the Code. See "Federal Income Tax Considerations." The selection of an Annuity Commencement Date, the annuity option, the amount of the Payout Annuity and whether the amount is to be paid as a Guaranteed or a Variable Annuity must be made by the Participant in writing, in a form satisfactory to Lincoln Life, and received by Lincoln Life at least 30 days in advance of the Annuity Commencement Date. After the Annuity Commencement Date an Annuitant may not change either their annuity option or the type (i.e., variable or guaranteed) of Payout Annuity for any amount applied toward the purchase of an annuity.

  The Annuity Conversion Amount is either the Participant's Account balance, or a portion thereof, or the Death Benefit plus interest, as of the Annuity Payment Calculation Date. For a Guaranteed Annuity, the Annuity Commencement Date is typically one month after the Annuity Payment Calculation Date; subsequent payments are at one month intervals from the Annuity Commencement Date. For a Variable Annuity, the Annuity Commencement Date is ten (10) Business Days after the initial Annuity Payment Calculation Date; subsequent monthly payments have Annuity Payment Calculation Dates which are ten (10) Business Days prior. The ten (10) Business Days are necessary to calculate the amount of the Payout Annuity payments and to mail the checks in advance of their monthly due dates.

  If the Participant's Account balance or the Beneficiary's Death Benefit is less than $2,000 or if the amount of the first scheduled payment is less than $20, Lincoln Life may, at its option, cancel the annuity and pay the Participant or Beneficiary the entire amount in a lump sum.

                            PAYOUT ANNUITY PAYMENTS

  The amount of each annuity payment will depend upon the Annuity Conversion Amount applied to an annuity option, the form of the annuity option selected and the age of the Participant at the

Annuity Commencement Date. Unless otherwise notified, Lincoln Life will apply the Participant's Account balance in the Guaranteed Interest Division toward a Guaranteed Annuity and the Participant's Account balance in the Variable Investment Division toward a Variable Annuity.

  The payment amount for a Guaranteed Annuity is determined by dividing the Participant's Annuity Conversion Amount in the Guaranteed Interest Division as of the initial Annuity Payment Calculation Date by the applicable Annuity Conversion Factor as defined in the Contract.

  The initial payment amount for a Variable Annuity is determined by dividing the Participant's Annuity Conversion Amount(s) in the applicable Sub-Account(s) as of the initial Annuity Payment Calculation Date by the applicable Annuity Conversion Factor as defined in the Contract. The amounts of subsequent payments vary depending on the investment experience of the Sub-Account(s) and the interest rate option selected by the Contractholder or Annuitant. The payment amounts will not be affected by Lincoln Life's mortality or expense experience and will not be reduced by an Annual Administration Charge. For additional information on the determination of subsequent payment amounts, refer to the Statement of Additional Information, "Determination of Variable Annuity Payments."

                             PAYOUT ANNUITY OPTIONS

  Lincoln Life offers a range of annuity options including, but not limited to, the following:

SINGLE LIFE ANNUITY

  Payments are made monthly during the lifetime of the Annuitant, and the annuity terminates with the last payment preceding death.

LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10, 15 OR 20 YEARS

  Payments are made monthly during the lifetime of the Annuitant with a monthly payment guaranteed to the Beneficiary for the remainder of the selected number of years, if the Annuitant dies before the end of the period selected. Payments under this annuity option are smaller than a Single Life Annuity without a guaranteed payment period.

JOINT LIFE ANNUITIES

  Payments are made monthly during the joint lifetime of the Annuitant and a designated second person.

NON-LIFE ANNUITIES

  Annuity payments are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the Annuity Period, an Annuitant who has selected this annuity option as a Variable Annuity or a surviving Beneficiary may request at any time during the payment period that the present value of any remaining installments be paid in one lump sum.

  Under Qualified Plans, any annuity selected must be payable over a period that does not extend beyond the life expectancy of the Participant and the Participant's designated Beneficiary. If the Beneficiary is someone other than the Participant's spouse, the present value of payments to be made to the Participant must be more than 50% of the present value of the total payments to be made to the Participant and the Beneficiary.

  In the event that an Annuitant dies before the end of a designated Annuity period, the Beneficiary, if any, or the Annuitant's estate will receive any remaining payments due under the annuity option in effect.

  Note Carefully: Under the Single Life Annuity and Joint Life Annuities options it would be possible for only one annuity payment to be made if the Annuitant(s) were to die before the due date of the second annuity payment; only two annuity payments if the Annuitant(s) were to die before the due date of the third annuity payment; and so forth.

                       FEDERAL INCOME TAX CONSIDERATIONS

  The following discussion is a general discussion of federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon Lincoln Life's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

  The Contract may be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased and used in connection with certain retirement arrangements entitled to special income tax treatment under section 401(a), 403(b), 408(b) or 457 of the Code ("Qualified Contracts"). The ultimate effect of federal income taxes on the amounts held under a Contract, on Annuity Payments, and on the economic benefit to the Contract Owner, the Annuitant, or the Beneficiary may depend on the tax status of the individual concerned.

  In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax qualified retirement plan in order to continue receiving favorable tax treatment. Therefore, you should consult your legal counsel and tax adviser regarding the suitability of the Contract for your situation, the applicable requirements and the tax treatment of the rights and benefits of the Contract. This summary assumes that Qualified Contracts are purchased with proceeds from retirement plans that qualify for the intended special Federal income tax treatment.

  All dollar amounts and percentages stated below are subject to change according to Federal law. For additional Federal Income Tax Consideration, please refer to the Statement of Additional Information.

                            NON-QUALIFIED CONTRACTS

  In general, under non-qualified annuity contracts, an individual may make Contributions to the Contracts which are not tax-deductible. A participant is generally not taxed on increases in the value of a contract until a distribution occurs. This can be in the form of a lump sum payment received by requesting all or part of the cash value (i.e., withdrawals) or as Annuity Payouts. For this purpose, the assignment or pledge of, or the agreement to assign or pledge, any portion of the value of a contract will be treated as a distribution. A transfer of ownership of a contract, or designation of an annuitant (or other beneficiary) who is not also the participant, may also result in tax consequences. The taxed portion of a distribution (in the form of a lump sum payment or an annuity) is taxed as ordinary income. For Contributions made after February 28, 1986, a participant who is not a natural person (for example, a corporation) will, subject to limited exceptions, be taxed on any increase in the contract's cash value over the investment in the contract during the taxable year, even if no distribution occurs. The following discussion applies to contracts owned by or on behalf of participants who are natural persons.

  In General. Section 72 of the Code governs taxation of annuities in general. Lincoln Life believes that an Owner who is a natural person generally is not taxed on increases in the Owner's Account Value until distribution occurs by withdrawing all or part of such Account Value (e.g., withdrawals or Annuity payments under the Annuity Option elected). For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Account Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. (The Contracts are not assignable without Lincoln Life's prior written consent. See "Assignability.") The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

  The owner of any Contract who is not a natural person generally must include in income any increase in the excess of the Account Value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule and prospective Owners that are not natural persons may wish to discuss these with a competent tax adviser.

  Withdrawals. In the case of a withdrawal, generally amounts received are first treated as taxable income to the extent that the cash value of the contract immediately before the withdrawal exceeds the investment in the contract at that time. Any additional amount withdrawn is not taxable. The investment in the contract generally equals the portion, if any, of any contributions paid by or on behalf of a participant under a contract which is not excluded from the participant's gross income.

  Annuity Payouts. Even though the tax consequences may vary depending on the form of Annuity Payout selected under the contract, the recipient of an Annuity Payout generally is taxed on the portion of such payout that exceeds the investment in the contract. For variable Annuity Payouts the taxable portion is determined by a formula that establishes a specific dollar amount of each payout that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payouts. For fixed Annuity Payouts, there generally is no tax on the portion of each payout that represents the same ratio that the investment in the contract bears to the total expected value of payouts for the term of the annuity; the remainder of each payout is taxable. For individuals whose annuity starting date is after December 31, 1986, the entire distribution will be fully taxable once the recipient is deemed to have recovered the dollar amount of the investment in the contract.

  Excise tax. There may be imposed an excise tax on distributions equal to 10% of the amount treated as taxable income. The excise tax is not imposed in certain circumstances, which generally are distributions:

    1. Received on or after the participant attains age 59 1/2;

    2. Made as a result of the participant's death or disability;

    3. Received in substantially equal installments as a life annuity (sub-ject to special recapture rules if the series of payouts is subsequently modified);

    4. Allocable to the investment in the contract before August 14, 1982;

    5. Under a qualified funding asset in a structured settlement;

    6. Under an Immediate Annuity contract as defined in the Code; and/or

    7. Under a contract purchased in connection with the termination of cer-tain retirement plans.

  Multiple contracts. All non-qualified annuity contracts entered into after October 21, 1988, and issued by the same insurance company (or its affiliates) to the same participant during any calendar year will be treated as a single contract for tax purposes.

  Diversification. Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund the shares of which are owned by separate accounts of insurance companies) underlying a non-qualified annuity contract must be "adequately diversified" in accordance with treasury regulations in order for the contract to qualify as an annuity contract under section 72 of the Code. The Variable Investment Division, through the Fund, intends to comply with the diversification requirements prescribed in the regulations.

  Required Distributions. In addition to the requirements of section 817(h), the Code (section 72(s)) provides that non-qualified annuity contracts issued after January 18, 1985, will not be treated as annuity contracts for purposes of section 72 unless the contract provides that (a) if any Participant dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution in effect at the time of the Participant's death; and (b) if any Participant dies prior to the annuity starting date, the entire interest must be distributed within five years after the death of the Participant. These requirements are considered satisfied if any portion of the Participant's interest that is payable to or for the benefit of a "designated beneficiary" is distributed over that designated beneficiary's life, or a period not extending beyond the designated beneficiary's life expectancy, and if that distribution begins within one year of the Participant's death. The "designated beneficiary" must be a natural person. Contracts issued after January 18, 1985 contain provisions intended to comply with these Code requirements, although regulations interpreting these requirements have yet to be issued. Lincoln Life intends to review such provisions and modify them, if necessary, to assure that they comply with the requirements of section 72(s) when clarified by regulation or otherwise.

                              QUALIFIED CONTRACTS

  In General. The Qualified Contract is designed for use with several types of retirement plans. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances.

  Lincoln Life makes no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Owners and participants under retirement plans as well as annuitants and beneficiaries are cautioned that the rights of any person to any benefits under Qualified Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the Contracts. Owners are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable law. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the Contract.

  Section 401(a) Plans. Section 401(a) of the Code provides special tax treatment for pension, profit sharing and stock bonus Plans established by Employers for their employees. Contributions to a Section 401(a) Plan and any earnings attributable to such Contributions are currently excluded from the Participant's income. Section 401(a) Plans are subject to, among other things, limitations on: maximum Contributions, minimum coverage and participation, minimum funding, minimum vesting requirements and distribution requirements. The specific limitations are outlined in the plan document adopted by the Employer.

  A Participant who makes a withdrawal from a Section 401(a) program generally must include that amount in current income. In addition, Section 401(k)(2) of the Code requires that salary reduction Contributions made and/or earnings credited on any salary reduction Contributions may not be withdrawn from the Participant's Section 401(k) program prior to the Participant having (1) attained age 59 1/2, (2) separated from service, (3) become disabled, (4) died or (5) incurred a hardship. Hardship withdrawals may not include any income credited after December 31, 1988 that is attributable to any salary reduction Contributions. In addition, Section 402 of the Code permits tax-free rollovers from Section 401(a) programs to individual retirement annuities or certain other Section 401(a) programs under certain circumstances. Qualified distributions eligible for rollover treatment may be subject to a 20% federal tax withholding depending on whether or not the distribution is paid directly to an eligible retirement plan.

  Section 403(b) Plans. A Participant who is an employee of a hospital or other tax-exempt organization described in Section 501(c)(3) or 501(e) of the Code may exclude from current earnings amounts contributed to a Section 403(b) program. Under the terms of a Section 403(b) program, an Employer may make Contributions directly to the program on behalf of the Participant, the Participant may enter into a salary reduction agreement with the Participant's Employer authorizing the Employer to contribute a percentage of the Participant's salary to the program and/or the Participant may authorize the Employer to make after tax Contributions to the program. Currently, the Code permits employees to defer up to $9,500 of their income through salary reduction agreements. All Contributions made to the Section 403(b) program are subject to the limitations described in Code Sections 402(g) regarding elective deferral amounts, 403(b)(2) regarding the maximum exclusion allowance, and 415(a)(2) and 415(c) regarding the limitations on annual additions.

  A Participant who makes a withdrawal from their Section 403(b) program generally must include that amount in current income. In addition, Section 403(b)(11) of the Code requires that salary reduction Contributions made and/or earnings credited on any salary reduction Contributions after December 31, 1988 may not be withdrawn from the Participant's Section 403(b) program prior to the Participant having (1) attained age 59 1/2, (2) separated from service, (3) become disabled (4) died or (5) incurred a hardship. Hardship withdrawals may not include any income credited after December 31, 1988 that is attributable to any salary reduction Contributions. The Internal Revenue Service has ruled (Revenue Ruling 90-24) that amounts may be transferred between Section 403(b) investment vehicles as long as the transferred funds retain withdrawal restrictions at least as restrictive as that of the transferring investment vehicle. Such transferred amounts are considered withdrawals under the Contract. In addition, Section 403(b)(8) of the Code permits tax-free rollovers from Section 403(b) programs to individual retirement annuities or other
Section 403(b) programs under certain circumstances. Qualified distributions eligible for rollover treatment may be subject to a 20% federal tax withholding depending on whether or not the distribution is paid directly to an eligible retirement plan.

  Section 408 Plans (IRAs). Under current law, individuals may contribute and deduct the lesser of $2,000 or 100% of their compensation to an IRA. The $2,000 is increased to $4,000 when the IRA covers the taxpayer and a non-working spouse. The deduction for Contributions is phased out for individuals who are considered active participants under qualified Plans and whose Adjusted Gross Income attains a certain level. For a single person the $2,000 deduction is available when the taxpayers Adjusted Gross Income is $25,000 or less. For each $50 that the taxpayer's Adjusted Gross Income rises above $25,000, the taxpayer's deductible IRA is reduced by $10. When the single taxpayer's Adjusted Gross Income is $35,000 or greater, a tax deduction for an IRA is no longer available. For a married couple filing jointly, the threshold level is $40,000 rather than $25,000. For a married person filing separately, the threshold is $0.

  In addition, certain amounts distributed from Section 401(a) and 403(b) Plans may be rolled over to an IRA on a tax-free basis if done in a timely manner (within 60 days of the Participant's receipt of the distribution). The limitations on contributions discussed above do not apply to amounts rolled over to an IRA.

  All Participants in an IRA receive an IRA Disclosure. This document explains the tax rules that apply to IRAs in greater detail.

  Eligible Section 457 Plans. Eligible Section 457 Plans may be established by state and local governments as well as private tax-exempt organizations (other than churches). Participants may contribute on a before tax basis to a deferred compensation Plan of their employer in accordance with the employer's Plan and
Section 457 of the Code. Section 457 places limitations on the amount of Contributions to these Plans. Generally, the limitation is one-third of includable compensation or $7,500 whichever is less. In the Participant's final three years of employment before normal retirement age, the $7,500 limit is increased to $15,000.

  Participants in an Eligible 457 Plan may not receive a withdrawal or other distribution from their Plan except in the event of separation of service from the employer, attainment of age 70 1/2, or when faced with an unforeseen emergency. The Contractholder's Plan may further restrict the Participant's rights to a withdrawal. In general, all amounts received under a Section 457 Plan are taxable.

  An employee electing to participating in an Eligible Section 457 Plan should understand that their rights and benefits are governed strictly by the terms of the Plan, that they are in fact a general creditor of the Employer under the terms of the Plan, that the Employer is legal owner of any contract issued with respect to the Plan and that the Employer retains all rights under the contract issued with respect to the Plan. Depending on the terms of the particular Plan, the Employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 Plan obligations. Participants under Eligible Section 457 Plans should look to the terms of their Plan for any charges in regard to participation other than those disclosed in this Prospectus.

  Section 457(f) Plans. Section 457(f) Plans may be established by state and local governments as well as private tax-exempt organizations. Employers and Participants may contribute on a before-tax basis to a deferred compensation Plan of their Employer in accordance with the Employer's Plan. Section 457(f) does not place limitations on the amount of Contributions to these Plans; however, the Internal Revenue Service may review these plans to determine if the deferral amount is acceptable to the IRS based on the nature of the 457(f) Plan.

  Participants in 457(f) Plans may not receive a withdrawal or other distribution from their 457(f) Plans until a distributable event occurs. The Plan will define such events.

  An employee electing to participate in a Section 457(f) Plan should understand that their rights and benefits are governed strictly by the terms of the Plan, that they are in fact a general creditor of the Employer under the terms of the Plan, that the Employer is legal owner of any contract issued with respect to the Plan and that the Employer retains all rights under the contract issued with respect to the Plan. Participants under Section 457(f) Plans should look to the terms of their Plan for any charges in regard to participating other than those disclosed in this Prospectus.

  Taxation of Qualified Annuities: General. In Qualified Plans such as 401(a), 403(b) and 408 and Eligible 457 Plans, the Participant is not taxed on the value in their Accounts until they receive payments from the Account. In some situations, default or forgiveness of a loan, assignment or other transactions will result in taxable income. Distributions from all these Plans are taxed under the rules of Sections 72 and 402 of the Code.

  Penalty Tax For Premature Distributions. Section 72(t) imposes a 10% excise tax on certain premature distributions for non-qualified and Section 401(a), 403(b) and 408 Plans. The penalty tax will not apply to distributions made on account of the Participant having (i) attained age 59 1/2; (ii) become disabled; or (iii) died. The penalty tax will also not apply under 401(a) and 403(b) retirement plans where a Participant separates from service after age
55. In addition, the penalty does not apply if the distribution is received as a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or life expectancies) of the Participant and a designated Beneficiary. Certain other exceptions may also apply. The 10% excise tax is an additional tax; it does not apply to any money that the Participant receives as a return of their cost basis. The 10% excise tax does not apply to Section 457 Plans.

  Minimum Distributions. Participants in Plans subject to Code Sections 401(a), 403(b), 408 and Eligible 457 Plans are subject to Minimum Distribution Rules. For a Participant who attains age 70 1/2 after December 31, 1987, distributions generally must begin by April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. For a Participant who attains age 70 1/2 before January 1, 1988, distributions must begin on the April 1 of the calendar year following the later of (1) the calendar year in which the Participant attains age 70 1/2 or (2) the calendar year in which the Participant retires. Additional requirements may apply with respect to certain Plans.

  Participants in Eligible 457 Plans are taxed when Plan benefits are distributed or made available to them. Participants in 457(f) Plans are taxed when services related to contributions are performed or when distributions are not subject to a substantial risk of forfeiture. Distributions under Eligible 457 or 457(f) Plans are taxed as ordinary income.

  The following discussion generally applies to a Contract owned by a natural person.

  Withdrawals. In the case of a withdrawal under a Qualified Contract, including withdrawals under the Systematic Withdrawal Option, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible Contributions paid by or on behalf of any individual. For a Contract issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Contract.

  With respect of a Non-Qualified Contract, partial withdrawals are generally treated as taxable income to the extent that the Account Value immediately before the withdrawal exceeds the "investment in the contract" at that time.

  Full surrenders of a Non-Qualified Contract are treated as taxable income to the extent that the amount received exceeds the "investment in the contract."

  Annuity Payments. Although the tax consequences may vary depending on the Annuity payment elected under the Contract, in general, only the portion of the Annuity payment that represents the amount by which the Account Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional Annuity payments is taxable. For Variable Annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract". For Fixed Annuity payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Annuity payments for the term of the payments; however, the remainder of each Annuity payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional Annuity payments is taxable. If Annuity payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," consult a competent tax advisor regarding deductibility of the unrecovered amount.

  Restrictions under Qualified Contracts. Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

                                INVESTOR CONTROL

  The Treasury Department has indicated that guidelines may be issued under which a variable annuity contract will not be treated as an annuity contract for tax purposes if the contract owner has excessive control over the investments underlying the contract. The issuance of those guidelines may require us to impose limitations on your right to control the investment. We do not know whether any such guidelines would have a retroactive effect.

                                 VOTING RIGHTS

  Lincoln Life is the legal owner of the shares of the Funds held by the Variable Investment Division. As such, Lincoln Life is entitled to vote those Fund shares with respect to issues such as the election of a Fund's directors, ratification of a Fund's choice of independent auditors and other matters required by the 1940 Act to be voted on by shareholders.

  In those years in which the Funds hold a shareholder meeting, Lincoln Life will solicit from Contractholders voting instructions with respect to Fund shares held by the Variable Investment Division. Each Contractholder will receive a number of votes in proportion to the Contractholder's investment in the corresponding Sub-Account as of the record date established by the Fund.

  During the Accumulation Period, a Participant has the right to instruct Contractholders as to the votes attributable to their Participant Account balance in the Sub-Accounts. Annuitants have similar rights with respect to the annuity amount attributable to the Sub-Accounts.

  Lincoln Life will furnish Contractholders with sufficient Fund proxy material and voting instruction forms for all Participants who have voting rights under the Contract. Lincoln Life will vote those Fund shares attributable to the Contract for which Lincoln Life receives no voting instructions in the same proportion as Lincoln Life will vote shares for which Lincoln Life has received instructions. Lincoln Life will vote shares attributable to amounts Lincoln Life may have in the Variable Investment Division in the same proportion as votes that Lincoln Life receives from Contractholders. If the federal securities laws or regulations or any interpretation of them changes so that Lincoln Life is permitted to vote shares of the Fund in Lincoln Life's own right or to restrict Participant voting, Lincoln Life may do so.

  Fund shares may be held by separate accounts of insurance companies unaffiliated with Lincoln Life. Fund shares held by those separate accounts will be voted, in most cases, according to the instruction of owners of insurance policies and contracts issued by those other unaffiliated insurance companies. This will dilute the effect of the voting instructions of the Contractholders in the Variable Investment Division. Lincoln Life does not foresee any disadvantage to this. Pursuant to conditions imposed in connection with regulatory relief, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise and to determine what action, if any, should be taken. For further information, see the prospectuses for the Funds.

                           OTHER CONTRACT PROVISIONS

                        RIGHTS RESERVED BY LINCOLN LIFE

  Lincoln Life reserves the right, subject to compliance with applicable law, including approval by the Contractholder or the Participants if required by law, (1) to create additional Sub-Accounts in the Variable Investment Division,
(2) to combine or eliminate Sub-Accounts in the Variable Investment Division,
(3) to transfer assets from one Sub-Account in the Variable Investment Division to another, (4) to transfer assets to the General Account and other separate accounts, (5) to cause the deregistration of the Variable Investment Division under the Investment Company Act of 1940, (6) to operate the Variable Investment Division under a committee and to discharge such committee at any time, and (7) to eliminate any voting rights which the Contractholder or the Participants may have with respect to the Variable Investment Division, (8) to amend the Contract to meet state law requirements or to meet the requirements of the Investment Company Act of 1940 or other federal securities laws and regulations, (9) to operate the Variable Investment Division in any form permitted by law, (10) to substitute shares of another fund for the shares held by a Sub-Account, and (11) to make any change required by the Internal Revenue Code, ERISA or the Securities Act of 1933. Participants will be notified if any changes are made that result in a material change in the underlying investments of the Variable Investment Division.

                                 ASSIGNABILITY

  The Contracts are not assignable without Lincoln Life's prior written consent. In addition, a Participant, a Beneficiary or an Annuitant may not, unless permitted by law, assign or encumber any payment due under the Contract.

                               MARKET EMERGENCIES

  While Lincoln Life generally may not suspend the right of redemption or delay payment from the Variable Investment Division for more than seven days, the following events may delay payment for more than seven days: (1) any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) any period when trading in the markets normally utilized is restricted, or an emergency exists as determined by the Securities and Exchange Commission, so that disposal of investments or determination of the Accumulation Unit Value or Variable Annuity payment value is not reasonably practicable; or (3) for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Participants.

                             CONTRACT DEACTIVATION

  Under certain Contracts, Lincoln Life may deactivate a Contract by prohibiting new contributions and/or new Participants after the date of deactivation. Lincoln Life will give the Contractholder and the Participants at least 90 days notice of the date of deactivation.

                                FREE-LOOK PERIOD

  Participants under Sections 403(b), 408 and certain Non-Qualified Plans will receive an Active Life Certificate upon Lincoln Life's receipt of a duly completed participation enrollment form. If the Participant chooses not to participate under the Contract, the Participant may exercise the free-look right by sending a written notice to Lincoln Life that the Participant does not wish to participate under the Contract, within 10 days after the date the Active Life Certificate is received by the Participant. For purposes of determining the date on which the Participant has sent written notice, the postmark date will be used.

  If a Participant exercises the free-look right in accordance with the foregoing procedure, Lincoln Life will refund in full the Participant's aggregate Contributions less aggregate withdrawals made on behalf of the Participant or, if greater, with respect to Contributions to the Variable Investment Division, the Participant's Account balance in the Variable Investment Division on the date the Participant's written notice is received by Lincoln Life.

                          GUARANTEED INTEREST DIVISION

                                    GENERAL

  Contributions to the Guaranteed Interest Division become part of Lincoln Life's General Account. The General Account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the Contracts are distributed.

  In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered the interests in the General Account as a security under the Securities Act of 1933 and has not registered the General Account as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to regulation under the 1933 Act or the 1940 Act. Lincoln Life has been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the Contract involving the Variable Investment Division and contains only selected information regarding the Guaranteed Interest Division. Complete details regarding the Guaranteed Interest Division are in the Contract.

  Amounts contributed to the Guaranteed Interest Division are guaranteed a minimum interest rate according to contract minimums of at least 3.0%. A Participant who makes a Contribution to the Guaranteed Interest Division is credited with interest beginning on the next calendar day following the date of receipt if all Participant data is complete.

  ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN LINCOLN LIFE'S SOLE DISCRETION. THE PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

       PARTICIPANT'S ACCOUNT BALANCE IN THE GUARANTEED INTEREST DIVISION

  The Participant's Account balance in the Guaranteed Interest Division on any Valuation Date will reflect the amount and frequency of any Contributions allocated to the Guaranteed Interest Division, plus any transfers from the Variable Investment Division and interest credited to the Guaranteed Interest Division, less any withdrawals, Annual Administration Charges and loan-related charges allocated to the Guaranteed Interest Division and any transfers to the Variable Investment Division.

                    TRANSFERS, TOTAL AND PARTIAL WITHDRAWALS

  Special limits apply to transfers and withdrawals from the Guaranteed Interest Division. During any one calendar year a Participant may make one withdrawal , OR one transfer to the Variable Investment Division, from the Guaranteed Interest Division, in any amount not to exceed 20% of the Guaranteed Interest Division Account balance. Participants stating their intention to liquidate their entire Guaranteed Interest Division Account balance, or transfer it to the Variable Investment Division, however, may make one withdrawal or transfer request for five consecutive calendar years from their Guaranteed Interest Division Account balance in the following percentages:

    YEAR REQUEST RECEIVED    PERCENTAGE OF GUARANTEED
       BY LINCOLN LIFE      INTEREST DIVISION AVAILABLE
    ---------------------   ---------------------------
              1                          20%
              2                          25%
              3                       33.33%
              4                          50%
              5                         100%

  The five consecutive withdrawals may not be submitted more frequently than twelve months apart. Lincoln Life also reserves the right to require that any Participant stating their intention to liquidate their Guaranteed Interest Division Account balance stop Contributions to the Contract. The above Liquidation Schedule is subject to the same conditions as other withdrawals.

                                     LOANS

  During a Participant's Accumulation Period, a Participant, whose Plan permits loans, may apply for a loan under the Contract by completing a loan application available from Lincoln Life. Loans are secured by the Participant's Account balance in the Guaranteed Interest Division. The amounts and terms of a Participant loan may be subject to the restrictions imposed under Section 72(p) of the Code, Title I of ERISA, and any applicable Plans. With respect to Plans subject to Title I of ERISA, the initial amount of a Participant loan may not exceed the lesser of 50% of the Participant's vested Account balance in the Guaranteed Interest Division or $50,000 and must be at least $1,000. A Participant in a Plan that is not subject to ERISA may borrow up to $10,000 of their vested Account balance without regard to the 50% limitation stated above. A Participant may have only one loan outstanding at any time and may not establish more than one loan in any six month period. More information about loans, including interest rates and applicable fees and charges, is available in the Contracts, Active Life Certificates, and the Annuity Loan Agreement as well as from Lincoln Life.

                                DEFERRAL PERIODS

  If a payment is to be made from the Guaranteed Interest Division, Lincoln Life may defer the payment for the period permitted by the law of the jurisdiction in which the Contract is distributed, but in no event, for more than 6 months after a written election is received by Lincoln Life. During the period of deferral, interest at the then current interest rate will continue to be credited to a Participant's Account in the Guaranteed Interest Division.

                             TABLE OF CONTENTS FOR
                      STATEMENT OF ADDITIONAL INFORMATION

DEFINITIONS................................................................
DETERMINATION OF ACCUMULATION UNIT VALUES..................................
DETERMINATION OF VARIABLE ANNUITY PAYMENTS.................................
PERFORMANCE CALCULATIONS...................................................
TAX LAW CONSIDERATIONS.....................................................
DISTRIBUTION OF CONTRACTS..................................................
INDEPENDENT AUDITORS/ACCOUNTANTS...........................................
FINANCIAL STATEMENTS.......................................................
 Audited Financial Statements of Lincoln Life

                             VARIABLE ANNUITY III

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 1997

                            GROUP ANNUITY CONTRACTS
                      FUNDED THROUGH THE SUB-ACCOUNTS OF
                            LINCOLN LIFE & ANNUITY
                          VARIABLE ANNUITY ACCOUNT L
                                      OF
                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Definitions...............................................................   2
Determination of Accumulation Unit Values.................................   2
Determination of Variable Annuity Payments................................   3
Performance Calculations..................................................   4
Tax Law Considerations....................................................   8
Distribution of Contracts.................................................  10
Independent Auditors......................................................  10
Financial Statements......................................................  10
 Audited Financial Statements of Lincoln Life

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the Group Annuity Contracts (the "Contracts"), dated May 1, 1997.

A copy of the prospectus to which this SAI relates is available at no charge by writing to: Lincoln Life & Annuity Company of New York, P.O. Box 9737, Portland, Maine 04104; or by calling Lincoln Life at 1-800- 893-7168.



NY90023

                                  DEFINITIONS

ANNUITY CONVERSION FACTOR: The factor applied to the Annuity Conversion Amount in determining the dollar amount of an annuitant's annuity payments for Guaranteed Annuities or the initial payment for Variable Annuities.

ANNUITY PAYMENT CALCULATION DATE: For Guaranteed Annuities, this is the first day of a calendar month. For Variable Annuities, this is the Valuation Date ten (10) Business Days prior to the first day of a calendar month.

ANNUITY UNIT: An accounting unit of measure that is used in calculating the amounts of annuity payments to be made from a Sub-Account during the Annuity Period.

ANNUITY UNIT VALUE: The dollar value of an Annuity Unit in a Sub-Account on any Valuation Date.

CODE: The Internal Revenue Code of 1986, as amended.

For the purpose of determining whether a given day is a business day, as that term is defined in the prospectus, local business holidays may include Veteran's Day (November 11), and a Monday preceding, or Friday following, a day on which the New York Stock Exchange is not customarily open for business.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

As described more fully in the prospectus, Contributions are allocated to the Divisions in accordance with directions from the Employer. A Participant who makes Contributions which are allocated to the Variable Investment Division is credited with Accumulation Units. The following examples illustrate the method by which Lincoln Life determines the Net Investment Factor (NIF) for the current Valuation Period and the Accumulation Unit Value as of the end of the current Valuation Period.

DETERMINATION OF NIF:
--------------------

(a) Assumed Fund net asset value as of the close of the New York Stock Exchange on June 1 = 10.45.

(b) Assumed Fund net asset value as of the close of the New York Stock Exchange on June 2 = 10.56 (no capital gains or dividend distributions or deductions for taxes).

(c) The NIF for the current Valuation Period = (b) divided by (a) times (1-annual M & E) to the 1/365th power.

(d)   1.010526 x .999966 = 1.0104916.

DETERMINATION OF ACCUMULATION UNIT VALUE:
----------------------------------------

The Accumulation Unit Value as of the end of the current Valuation Period is determined by multiplying the NIF for the current Valuation Period by the Accumulation Unit Value as of the end of the immediately preceding Valuation Period.

(a) Assumed Accumulation Unit Value as of the end of the immediately preceding Valuation Period = 11.125674.

(b)   Accumulation Unit Value as of the end of the current Valuation Period =
      11.125674 x 1.0104916 (NIF) = 11.2424.

The number of Accumulation Units which are credited to the Participant's Account for each Sub-Account on each Valuation Date equals the amount of Contributions allocated to the Sub-Account on each Valuation Date divided by the Accumulation Unit Value rounded to four decimal places. For example,

(a) Participant's assumed Contribution allocated to a Sub-Account on June 2 = $150.

(b)   Number of Accumulation Units credited to Participant = $150 divided by
      11.2424 = 13.3423.

                  DETERMINATION OF VARIABLE ANNUITY PAYMENTS

As stated in the prospectus, the amount of each Variable Annuity payment will vary depending on the investment experience of the selected Sub-Accounts. The initial payment amount of the Annuitant's Variable Annuity for each Sub-Account is determined by dividing his Annuity Conversion Amount in each Sub-Account as of the initial Annuity Payment Calculation Date ("APCD") by the Applicable Annuity Conversion Factor as defined as follows:

The Annuity Conversion Factors which are used to determine the initial payments are based on the 1983 Individual Annuity Mortality Table, set back four (4) years, and an interest rate in an integral percentage ranging from zero to six percent (0 to 6.00%) as selected by the Annuitant.

The amount of the Annuitant's subsequent Variable Annuity payment for each Sub-Account is determined by:

(a) Dividing the Annuitant's initial Variable Annuity payment amount by the Annuity Unit Value for that Sub-Account selected for his interest rate option as described above as of his initial APCD; and

(b) Multiplying the resultant number of annuity units by the Annuity Unit Values for the Sub-Account selected for his interest rate option for his respective subsequent APCDs.

Each subsequent Annuity Unit Value for a Sub-Account for an interest rate option is determined by:

    Dividing the Accumulation Unit Value for the Sub-Account as of subsequent APCD by the Accumulation Unit Value for the Sub-Account as of the immediately preceding APCD;

    Dividing the resultant factor by one (1.00) plus the interest rate option to the n/365 power where n is the number of days from the immediately preceding APCD to the subsequent APCD; and

    Multiplying this factor times the Annuity Unit Value as of the immediately preceding APCD.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

 1.  Annuity Unit Value as of immediately preceding Annuity Payment
      Calculation Date................................................$11.0000
 2.  Accumulation Unit Value as of Annuity Payment Calculation Date...$20.0000
 3.  Accumulation Unit Value as of immediately preceding Annuity Payment
      Calculation Date................................................$19.0000
 4.  Interest Rate.......................................................6.00%
 5.  Interest Rate Factor (30 days).....................................1.0048
 6.  Annuity Unit Value as of Annuity Payment Calculation Date =
      1 times 2 divided by 3 divided by 5.............................$11.5236

                       ILLUSTRATION OF ANNUITY PAYMENTS

 1.  Annuity Conversion Amount as of Participant's initial Annuity Payment
      Calculation Date.............................................$100,000.00
 2.  Assumed Annuity Conversion Factor per $1 of Monthly Income for an
      individual age 65
      selecting a Single Life Annuity with Assumed Interest Rate of
      6%...............................................................$138.63
 3.  Participant's initial Annuity Payment = 1 divided by 2............$721.34
 4.  Assumed Annuity Unit Value as of Participant's initial Annuity Payment
      Calculation Date................................................$11.5236
 5.  Number of Annuity Units = 3 divided by 4..........................62.5968
 6.  Assumed Annuity Unit Value as of Participant's second Annuity Payment
      Calculation Date................................................$11.9000
 7.  Participant's second Annuity Payment = 5 times 6..................$744.90

                           PERFORMANCE CALCULATIONS

STANDARD TOTAL RETURN CALCULATION

The Variable Investment Division may advertise average annual total return information calculated according to a formula prescribed by the Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical Contribution allocated to a Sub-Account from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed Contribution of $1,000 allocated to a Sub-Account at the beginning of each period and surrender or withdrawal of the value of that amount at the end of each specified period, giving effect to any charges and fees applicable under the Contract. The effect of the Annual Administration Charge for a period is determined by dividing the total amount of such charges collected in the previous year by the total average net assets of the accounts for the previous year, as of the previous month ended; accounts include accounts available under Variable Annuity III of Lincoln Life and under corresponding accounts of First UNUM Life Insurance Company, pending assumption reinsurance by Lincoln Life of Variable Annuity III contracts issued through such corresponding accounts. This method of calculating performance further assumes that (i) a $1,000 Contribution was allocated to a Sub-Account and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical Contribution that would compare the Accumulation Unit value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:

  T = (ERV/C) 1/n--1

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical Contribution of $1,000 made at the beginning of the applicable period, where C equals a hypothetical Contribution of $1,000, and where n equals the number of years.

NON-STANDARDIZED CALCULATION OF TOTAL RETURN PERFORMANCE

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Variable Investment Division may present total return information computed on the same basis as the standardized method except that charges deducted from the hypothetical Contribution will not include any Annual Administration Charge. The total return percentage under this method will be higher than the resulting percentage from the standardized method.

The Sub-Accounts also may present total return information calculated by subtracting a Sub-Account's Accumulation Unit Value at the beginning of a period from the Accumulation Unit Value of that Sub-Account at the end of the period and dividing that difference (in that Sub-Account's Accumulation Unit Value) by the Accumulation Unit Value of that Sub-Account at the beginning of the period. This computation results in a total growth rate for the specified period which we annualize in order to obtain the average annual percentage change in the Accumulation Unit Value for the period used. This method of calculating performance does not take into account the Annual Administration Charge and premium taxes, and assumes no transfers. Such percentages would be lower if these charges were included in the calculation.

In addition, the Variable Investment Division may present actual aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Variable Investment Division for the specified period.

PERFORMANCE INFORMATION

The tables below provide performance information for each Sub-Account for specified periods ending December 31, 1996. For the periods prior to the date the Sub-Accounts commenced operations, performance information for the Contracts will be calculated based on the performance of the fund portfolios and the assumption that the Sub-Accounts were in existence for the same periods as those indicated for the fund portfolios, with the level of Contract charges that were in effect at the inception of the Sub-Accounts (this is referred to as "hypothetical performance data"). This information does not indicate or represent future performance.

TOTAL RETURN

Total returns quoted in sales literature or advertisements reflect all aspects of a Sub-Account's return. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Sub-Account over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline had been constant over the period. Contractholders and participants should recognize that average annual returns represent averaged returns rather than actual year-to-year performance.

The respective underlying funds in which the Sub-Accounts invest had performance history prior to the Sub-Accounts' inception. Performance information covering those periods reflects a hypothetical performance as if the funds were part of the Lincoln Life & Annuity Variable Annuity Account L at that time, using the charges applicable to the Contracts.

Table 1A below assumes a hypothetical investment of $1,000 at the beginning of the period via the Sub-Account investing in the applicable fund and withdrawal of the investment on 12/31/96. The rates thus reflect the mortality and expense risk charge and a pro rata portion of the Annual Administrative Charge. Table 1B shows the cumulative total return on the same basis.

TABLE 1A -- SUB-ACCOUNT STANDARDIZED "HYPOTHETICAL" AVERAGE ANNUAL TOTAL
RETURN

                                                                      LIFE
                        FUND      1 YEAR   3 YEARS  5 YEARS  10 YEARS OF FUND
                        INCEPTION ENDING   ENDING   ENDING   ENDING   ENDING
                        DATE      12/31/96 12/31/96 12/31/96 12/31/96 12/31/96
Fund VIP II: Asset
 Manager                9/06/89    12.52     5.91     9.06      N/A     9.16
(Asset Manager)
Calvert Responsibly
 Invested               09/02/86   10.57    10.12     8.26     8.62     7.75
Balanced Portfolio
(Socially Responsible)
American Century VP     05/01/91   10.14     8.89     4.57      N/A     7.93
Balanced
(Balanced)
VIP Equity-Income       10/09/86   12.20    16.02    15.67    11.19    10.71
(Equity-Income)
Dreyfus Stock Index     09/29/89   20.33    16.90    12.34      N/A    11.08
(Index Account)
Fund VIP Growth         10/09/86   12.62    13.61    12.90    12.59    12.07
(Growth I)
American Century VP     05/01/91   (6.23)    5.33     4.03      N/A     8.17
Capital Appreciation
(Growth II)
T. Rowe Price
 International          03/03/94   12.61      N/A      N/A      N/A     7.78
Stock Portfolio
(International Stock)
Dreyfus Small Cap       08/31/90   14.47    15.37    33.60      N/A    45.73
(Small Cap)

TABLE 1B -- SUB-ACCOUNT "HYPOTHETICAL" CUMULATIVE TOTAL RETURN

                                                                                        LIFE OF
                        FUND               YEAR TO  1 YEAR   3 YEARS  5 YEARS  10 YEARS  FUND
                        INCEPTION QUARTER  DATE     ENDING   ENDING   ENDING   ENDING   ENDING
                        DATE      12/31/96 12/31/96 12/31/96 12/31/96 12/31/96 12/31/96 12/31/96
Fund VIP II: Asset
Manager                 09/06/89    5.08    12.52    12.52    18.81     54.28      N/A    90.03
(Asset Manager)
Calvert Responsibly
Invested
Balanced Portfolio      09/02/86    2.64    10.57    10.57    33.55     48.73   128.55   116.21
(Socially Responsible)
American Century VP     05/01/91    2.73    10.14    10.14    29.10     25.06      N/A    54.16
Balanced (Balanced)
VIP Equity-Income       10/09/86    5.64    12.20    12.20    56.17    107.07   188.86   183.25
(Equity-Income)
Dreyfus Stock Index
(Index)                 09/29/89    7.22    20.33    20.33    59.74     78.90      N/A   114.33
Fund VIP Growth
(Growth I)              10/09/86    1.09    12.62    12.62    46.63     83.44   227.19   221.16
American Century VP
Capital Appreciation    11/20/87   (9.80)   (6.23)   (6.23)   16.87     21.85      N/A   104.75
(Growth II)
T. Rowe Price
International           03/31/94    3.69    12.61    12.61      N/A       N/A      N/A    22.92
Stock Portfolio
(International Stock)
Dreyfus Small Cap       08/31/90    1.53    14.47    14.47    53.56    325.60      N/A   988.60
(Small Cap)

Tables 2A and 2B show performance information on the same assumptions as Tables 1A and 1B except that Tables 2A and 2B do not reflect deductions of the pro rata portion of the Annual Administrative Charge because certain Contracts and Participants are not assessed such a charge.

TABLE 2A -- SUB-ACCOUNT "HYPOTHETICAL" AVERAGE TOTAL RETURN ASSUMING NO ANNUAL ADMINISTRATIVE CHARGE

                                                                      LIFE
                        FUND      1 YEAR   3 YEARS  5 YEARS  10 YEARS OF FUND
                        INCEPTION ENDING   ENDING   ENDING   ENDING   ENDING
                        DATE      12/31/96 12/31/96 12/31/96 12/31/96 12/31/96
Fund VIP II: Asset
Manager                 09/06/89   13.24     6.69     9.94      N/A    10.37
(Asset Manager)
Calvert Responsibly
Invested
Balanced Portfolio      09/02/86   11.28    10.92     9.14     9.79     9.10
(Socially Responsible)
American Century VP
Balanced                05/01/91   10.81     9.67     5.44      N/A     8.92
(Balanced)
VIP Equity-Income       10/09/86   12.92    16.84    16.58    12.39    12.08
(Equity-Income)
Dreyfus Stock Index     09/29/89   21.09    17.72    13.28      N/A    12.34
(Index Account)
Fund VIP Growth         10/09/86   13.35    14.42    13.79    13.78    13.45
(Growth I)
American Century VP
Capital Appreciation    11/20/87   (5.43)    6.15     4.91      N/A     9.50
(Growth II)
T. Rowe Price
International
Stock Portfolio         03/31/94   13.34      N/A      N/A      N/A     8.64
(International Stock)
Dreyfus Small Cap       08/31/90   15.22    16.19    34.58      N/A    47.09
(Small Cap)

TABLE 2B -- SUB-ACCOUNT "HYPOTHETICAL" CUMULATIVE TOTAL RETURN ASSUMING NO ANNUAL ADMINISTRATIVE CHARGE

                                                                                        LIFE OF
                        FUND               YEAR TO  1 YEAR   3 YEARS  5 YEARS  10 YEARS FUND
                        INCEPTION QUARTER  DATE     ENDING   ENDING   ENDING   ENDING   ENDING
                        DATE      12/31/96 12/31/96 12/31/96 12/31/96 12/31/96 12/31/96 12/31/96
Fund VIP II: Asset      09/06/89    5.76    13.24    13.24    21.44     60.62      N/A   105.91
Manager
(Asset Manager)
Calvert Responsibly
Invested                09/02/86    3.31    11.28    11.28    36.46     54.86   154.52   145.99
Balanced Portfolio
(Socially Responsible)
American Century VP
Balanced                05/01/91    3.40    10.81    10.81    31.92     30.35      N/A    62.41
(Balanced)
VIP Equity-Income       10/09/86    6.32    12.92    12.92    59.50    115.35   221.61   221.09
(Equity-Income)
Dreyfus Stock Index     09/29/89    7.91    21.09    21.09    63.13     86.54      N/A   132.78
(Index)
Fund VIP Growth         10/09/86    1.75    13.35    13.35    49.79     90.81   263.78   263.71
(Growth I)
American Century VP
Capital Appreciation    11/20/87   (9.17)   (5.43)   (5.43)   19.60     27.09      N/A   128.68
(Growth II)
T. Rowe Price
International           03/31/94    4.37    13.34    13.34      N/A       N/A      N/A    25.65
Stock Portfolio
(International Stock)
Dreyfus Small Cap       08/31/90    2.20    15.22    15.22    56.84    341.39      N/A  1054.84
(Small Cap)

Table 3 below shows total return information on a calendar year basis using the same assumptions as Tables 2A and 2B. The rates of return shown reflect the mortality and expense risk charge. Similar to Tables 2A and 2B, Table 3 does not reflect deduction of the pro rata portion of the Annual Administrative Charge because certain Contracts and Participants are not assessed such a charge.

TABLE 3 -- SUB-ACCOUNT "HYPOTHETICAL" CALENDAR YEAR ANNUAL RETURN ASSUMING NO ANNUAL ADMINISTRATIVE CHARGE*

                      1987  1988  1989  1990   1991   1992  1993  1994  1995  1996
Asset Manager           n/a   n/a   n/a   5.45  21.11 10.53 19.60 -7.20 15.57 13.24
Socially Responsible   5.51 10.42 19.53   2.94  15.02  6.33  6.72 -4.39 28.24 11.28
Balanced                n/a   n/a   n/a    n/a    n/a -7.17  6.38 -0.58 19.68 10.81
Equity-Income         -2.30 21.25 15.95 -16.29  29.88 15.50 16.89  5.80 33.49 12.92
Index                   n/a   n/a   n/a  -4.69  28.29  5.82  8.02 -0.32 35.16 21.09
Growth I               2.43 14.21 29.95 -12.78  43.78  8.00 17.94 -1.21 33.75 13.35
Growth II               n/a -3.41 27.17  -2.40  40.18 -2.52  8.99 -2.34 29.55 -5.43
International Stock     n/a   n/a   n/a    n/a    n/a   n/a   n/a   n/a  9.86 13.34
Small Cap               n/a   n/a   n/a    n/a 156.65 69.25 66.31  6.47 27.85 15.22

*The above calendar-year returns assume a hypothetical investment of $1,000 on January 1 of the first full calendar year that the underlying fund was in existence. The returns assume that the money will be left on account until retirement. Returns are provided for years before the fund was an available investment option under the Contract. Returns for those periods reflect a hypothetical return as if those funds were available under the Contract, and reflect the deduction of the mortality and expense risk charge. The returns do not reflect deductions for the pro rata portion of the Annual Administrative Charge.

SEC regulations require that any product performance data be accompanied by standardized performance data.

                            TAX LAW CONSIDERATIONS

RETIREMENT PROGRAMS:

Participants are urged to discuss the income taxes considerations of their retirement plan with their tax advisors. In many situations special rules may apply to the plans and/or to the participants. See the Prospectus for a more complete discussion of tax considerations and for limitations on the following discussion.

Contributions to retirement programs subject to Sections 401(a), 403(b), 408 and 457(b) may be excludable from a Participant's reportable gross income if the Contributions do not exceed the limitations imposed under the Code. Certain plans allow employees to make Elective Salary Deferral Contributions. Certain Plans allow Employers to make Contributions. The information below is a brief summary of some the important federal tax considerations that apply to retirement plans. When there is a written Plan, often the Contribution limits, withdrawal rights and other provisions of the Plan may be more restrictive than those allowed by the Code.

                    Elective Salary Deferral Contributions:

For calendar year 1996 the maximum elective salary deferral contributions to a 401(k) Plan which is a type of 401(a) Plan is limited to $9,500; For a 403(b) plan the limit is $9,500 unless the employee is a qualified employee; For an Eligible 457 Plan the limit is $7,500. When an employee is covered by two or more of these Plans, the elective salary deferral contribution limits for all the Plans must be coordinated.

                Total Salary Deferral & Employer Contributions:

QUALIFIED RETIREMENT PLAN - 401(a) PLAN
---------------------------------------

The Code limits the Contributions to a defined contribution 401(a) plan to the lesser of $30,000 or 25% of compensation.

TAX SHELTERED ANNUITY PLAN - 403(b) Plan
----------------------------------------

Total contributions which include both salary deferral contributions and employer contributions are also limited.

The combined limit is:

(a) the amount determined by multiplying 20 percent of the employee's includable compensation by the number of years of service, over

(b) the aggregate of the amount contributed by the employer for annuity contracts and excludable from the gross income of the employee for the prior taxable year.

Therefore, if the maximum exclusion allowance is less than $9,500 a year, the employee's elective deferrals plus any other employer Contributions cannot exceed this lesser amount.

Section 415 of the Code imposes limitations with respect to annual contributions to all Section 403(b) programs, qualified plans and simplified employee pensions maintained by the Employer. A Participant's annual contributions to these programs and defined contribution plans generally cannot exceed the lesser of $30,000 or 25 percent of the employee's compensation. This amount is subject to the maximum exclusion allowance and the salary deferral amount limitations.

ELIGIBLE 457 PLAN - 457(b) PLAN
-------------------------------

For a 457(b) plan the contribution limit is generally the lesser of $7,500 or 33% of the employee's compensation.

SECTION 457(f) PLANS
--------------------

These are non-qualified deferred compensation arrangements between an Employer and its employees. There are no stated limits in the Code regarding this type of Plan.

INDIVIDUAL RETIREMENT ACCOUNT - IRA OR 408 PLAN
-----------------------------------------------

For IRA's the maximum deductible contribution is the lesser of $2,000 or 100% of taxable income. The $2,000 is increased to $4,000 when the IRA covers the taxpayer and a non-working spouse.

TRANSFERS AND ROLLOVERS:

Participants who receive distributions from their 401(a) or 403(b) contract may transfer the amount not representing employee contributions to an Individual Retirement Account or Annuity (IRA) or another Section 401(a) or 403(b) program without including that amount in gross income for the taxable year in which paid. Note 401(a) distributions may not be transferred to a 403(b) plan or vice versa. If the amount is paid directly to an acceptable rollover account, Lincoln Life is not required to withhold any amount. In order for the distribution to qualify for rollover, the distribution must be made on account of the employee's death, after the employee attains age 59 1/2, on account of the employee's separation from service, or after the employee has become disabled. The distribution cannot be part of a series of substantially equal payments made over the life expectancy of the employee or the joint life expectancies of the employee and his or her spouse or made for a specified period of 10 years or more. The rollover must be made within sixty days of the distribution to avoid taxation.

Pursuant to Revenue Ruling 90-24, a Participant, to the extent permitted by any applicable Contract or Plan, may transfer funds between Section 403(b) investment vehicles, including both Section 403(b)(1) annuity contracts and
Section 403(b)(7) custodial accounts. Any amount transferred must continue to be subject to withdrawal restrictions at least as restrictive as that of the transferring investment vehicle. Lincoln Life considers any total or partial transfer from a Lincoln Life investment vehicle to a non-Lincoln Life investment vehicle to be a withdrawal.

Once every twelve months a participant in an IRA may roll the money from one IRA to another IRA.

The rollover rules are not available to Section 457 Plans; limited transfers are permitted under Eligible 457 Plans. If the rollover amount is paid directly to the Participant, the amount distributed may be subject to a 20% federal tax withholding.

EXCISE TAX ON EARLY DISTRIBUTIONS:

Section 72(t) of the Code provides that any distribution made to a Participant in a 401(a), 403(b) or 408 plan other than on account of the following events will be subject to a 10 percent excise tax on the taxable amount distributed:

a) the employee has attained age 59 1/2;

b) the employee has died;

c) the employee is disabled;

d) the employee is 55 and has separated from service (Does not apply to IRA's).

Distributions which are received as a life annuity where payment is made at least annually will not be subject to an excise tax. Certain amounts paid for medical care may also not be subject to an excise tax.

MINIMUM DISTRIBUTION RULES:

The value in a contract under Sections 401(a), 403(b), 408 and Eligible 457 Plans are subject to the distribution rules provided in Section 401(a)(9) of the Code. Generally, that section requires that an employee must begin receiving distributions of his post-1986 balance by April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2. Such distributions must not exceed the life expectancy of the employee or the life expectancy of such employee and the designated beneficiary (as defined under the plan). An employee who attained age 70 1/2 before January 1, 1988 must begin receiving distributions by April 1 of the calendar year following the later of (a) the calendar year in which the employee attains age 70 1/2 or
(b) the calendar year in which the employee retires. There are special rules for Section 403(b) Plans.

Amounts contributed to an Eligible 457 contract must be distributed not earlier than the earliest of: (1) calendar year in which the Participant attains age 70 1/2, (2) the Participant separates from service with the Employer, or

(3) when the Participant has an unforeseen emergency. However, in no event may the distribution begin any later than described in Sections 401(a)(9) and 457(d) of the Code.

Additionally, distribution of an employee's entire account balance (including pre-1987 funds) must satisfy the minimum distribution incidental benefit requirement. In general, this requires that death and other non-retirement benefits payable under the above plans be incidental to the primary purpose of the program which is to provide deferred compensation to the employee. A payee is subject to a penalty for failing to receive the required minimum annual distribution. Section 4974(a) of the Code provides that a payee will be subject to a penalty equal to 50 percent of the amount by which the required minimum distribution exceeds the actual amount distributed during the taxable year.

Additional information on federal income taxation is included in the prospectus.

                           DISTRIBUTION OF CONTRACTS

LNC Equity Sales Corporation ("LNC Equity"), an indirect subsidiary of Lincoln National Corporation, is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. LNC Equity is the Variable Investment Division's principal underwriter and also enters into selling agreements with other unaffiliated broker-dealers authorizing them to offer the Contracts.

                             INDEPENDENT AUDITORS

The statutory-basis financial statements of Lincoln Life & Annuity Company of New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report also appearing elsewhere in this document and in the Registration Statement. The statutory-basis financial statements audited by Ernst & Young LLP have been included in this document in reliance on their report given on their authority as experts in accounting and auditing.

                             FINANCIAL STATEMENTS

This SAI contains statutory-basis financial statements for Lincoln Life. These financial statements should be considered only as bearing on the ability of Lincoln Life to meet its obligations under the Contracts. No financial statements are included for the Variable Investment Division because, as of December 31, 1996, the Variable Investment Division had not yet commenced operations.

                     FINANCIAL STATEMENTS--STATUTORY BASIS
                        AND OTHER FINANCIAL INFORMATION

                             LINCOLN LIFE & ANNUITY
                              COMPANY OF NEW YORK

                PERIOD FROM JUNE 6, 1996 (DATE OF INCORPORATION)
                           TO DECEMBER 31, 1996 WITH
                         REPORT OF INDEPENDENT AUDITORS

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
FINANCIAL STATEMENTS--STATUTORY BASIS AND OTHER FINANCIAL INFORMATION PERIOD FROM JUNE 6, 1996 (DATE OF INCORPORATION) TO DECEMBER 31, 1996

                                    CONTENTS

                                                                           Page
                                                                           ----
Report of Independent Auditors                                             F-1
Audited Financial Statements
Balance Sheet--Statutory Basis                                             F-2
Statement of Operations--Statutory Basis                                   F-3
Statement of Changes in Capital and Surplus--Statutory Basis               F-4
Statement of Cash Flows--Statutory Basis                                   F-5
Notes to Financial Statements--Statutory Basis                             F-6
Other Financial Information
Report of Independent Auditors on Other Financial Information              F-12
Supplemental Schedule of Selected Financial Data--Statutory Basis          F-13
Note to Supplemental Schedule of Selected Financial Data--Statutory Basis  F-14

                        REPORT OF INDEPENDENT AUDITORS

Board of Directors
 Lincoln Life & Annuity Company of New York

We have audited the accompanying statutory-basis balance sheet of Lincoln Life & Annuity Company of New York (a wholly owned subsidiary of The Lincoln National Life Insurance Company) as of December 31, 1996, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the period from June 6, 1996 (date of incorporation) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the materiality of the effects of the variances between generally accepted accounting principles and the accounting practices referred to in the preceding paragraph, the financial statements referred to above are not intended to and do not present fairly, in conformity with generally accepted accounting principles, the financial position of Lincoln Life & Annuity Company of New York at December 31, 1996 or the results of its operations and cash flows for the period from June 6, 1996 to December 31, 1996.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 1996 and the results of its operations and its cash flows for the period from June 6, 1996 to December 31, 1996 in conformity with accounting practices prescribed or permitted by the New York Insurance Department.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
April 1, 1997

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
BALANCE SHEET--STATUTORY BASIS

                                                         December 31,
                                                         ------------
                                                             1996
----------------------------------------------------------------------
ADMITTED ASSETS
Cash and invested assets:
 Bonds                                                   $604,353,271
 Policy loans                                              40,609,076
 Cash and short-term investments                           19,335,007
----------------------------------------------------------------------
  Total cash and invested assets                          664,297,354
Accrued investment income                                   9,022,375
Electronic data processing equipment                          103,557
----------------------------------------------------------------------
 Total admitted assets                                   $673,423,286
----------------------------------------------------------------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
 Policyholders' funds                                    $601,117,439
 Other liabilities                                         16,351,624
 Federal income taxes                                       1,445,538
 Asset valuation reserve                                    1,128,548
 Interest maintenance reserve                               3,204,140
----------------------------------------------------------------------
  Total liabilities                                       623,247,289
Capital and surplus:
Common stock, $100 par value:
 Authorized, issued and outstanding--20,000 shares
  (owned by The Lincoln National Life Insurance Company)    2,000,000
 Paid-in surplus                                           69,000,000
 Unassigned surplus--deficit                              (20,824,003)
----------------------------------------------------------------------
  Total capital and surplus                                50,175,997
----------------------------------------------------------------------
  Total liabilities and capital and surplus              $673,423,286
----------------------------------------------------------------------

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
STATEMENT OF OPERATIONS--STATUTORY BASIS
PERIOD FROM JUNE 6, 1996 (DATE OF INCORPORATION) TO DECEMBER 31, 1996

REVENUES:
 Premiums and deposits                                          $631,355,849
 Net investment income                                            10,769,172
 Amortization of the interest maintenance reserve                    205,255
 Surrender charges                                                   310,991
 Other revenues                                                       18,347
-----------------------------------------------------------------------------
  Total revenues                                                 642,659,614
BENEFITS AND EXPENSES:
 Benefits paid or provided to policyholders                      640,912,693
 Commissions                                                      18,931,151
 General expenses                                                  1,754,158
 Insurance taxes, licenses and fees                                   47,046
-----------------------------------------------------------------------------
  Total benefits and expenses                                    661,645,048
-----------------------------------------------------------------------------
Loss from operations before federal income taxes and net real-
 ized capital losses                                             (18,985,434)
Federal income tax benefit                                          (391,144)
-----------------------------------------------------------------------------
Loss from operations before net realized capital losses          (18,594,290)
Net realized capital losses                                             (855)
-----------------------------------------------------------------------------
Net loss                                                        $(18,595,145)
-----------------------------------------------------------------------------

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
STATEMENT OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS
PERIOD FROM JUNE 6, 1996 (DATE OF INCORPORATION) TO DECEMBER 31, 1996

                                                     Unassigned      Total
                               Common     Paid-In    Surplus--    Capital And
                               Stock      Surplus     Deficit       Surplus
-------------------------------------------------------------------------------
BALANCES AT JUNE 6, 1996     $      --  $       --  $        --   $        --
Add (deduct):
 Capital paid-in              2,000,000         --           --      2,000,000
 Surplus paid-in                    --   69,000,000          --     69,000,000
 Net loss                           --          --   (18,595,145)  (18,595,145)
 Increase in nonadmitted
  assets                            --          --    (1,100,310)   (1,100,310)
 Increase in asset valuation
  reserve                           --          --    (1,128,548)   (1,128,548)
-------------------------------------------------------------------------------
BALANCES AT DECEMBER 31,
 1996                        $2,000,000 $69,000,000 $(20,824,003) $ 50,175,997
-------------------------------------------------------------------------------

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
STATEMENT OF CASH FLOWS--STATUTORY BASIS
PERIOD FROM JUNE 6, 1996 (DATE OF INCORPORATION) TO DECEMBER 31, 1996

OPERATING ACTIVITIES
 Premiums, policy proceeds and other considerations received $ 631,355,849
 Investment income received                                      1,837,439
 Benefits paid                                                 (23,169,165)
 Operating and administrative expenses paid                     (2,195,908)
 Other income received and expenses paid, net                  (18,393,813)
---------------------------------------------------------------------------
  Net cash provided by operating activities                    589,434,402
---------------------------------------------------------------------------
INVESTING ACTIVITIES
 Sale, maturity or repayment of investments                    366,021,652
 Purchase of investments                                      (965,220,343)
 Net increase in policy loans and premium notes                (40,609,076)
---------------------------------------------------------------------------
  Net cash used in investing activities                       (639,807,767)
---------------------------------------------------------------------------
FINANCING AND MISCELLANEOUS ACTIVITIES
 Capital and surplus paid-in                                    71,000,000
 Other                                                          (1,291,628)
---------------------------------------------------------------------------
 Net cash provided by financing and miscellaneous activities    69,708,372
---------------------------------------------------------------------------
  Total cash and short-term investments at December 31, 1996 $  19,335,007
---------------------------------------------------------------------------

 See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS
NOTE 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
------------

Lincoln Life & Annuity Company of New York (the "Company") is a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), which is a wholly owned subsidiary of Lincoln National Corporation. The Company was organized under the laws of the state of New York on June 6, 1996 for purposes of future operations as a life insurance company.

The Company received approval from the New York Insurance Department (the "Department") to operate as a licensed insurance company in the state of New York on September 27, 1996. The Company's operations consist of group 403(b) tax-qualified annuity business acquired from UNUM Corporation affiliates on October 1, 1996. The purchase was completed in the form of an indemnity reinsurance transaction with an initial ceding commission of $15,600,000 which the Department required the Company to record as an expense in the 1996 statement of operations. Upon novation, which has taken place on specific dates through April 1, 1997, the indemnity reinsurance agreements for general accounts were replaced with assumption reinsurance agreements and the acquired separate accounts were recorded via assumption reinsurance agreements. Subsequent to December 31, 1996 and through April 1, 1997, $586,447,000 of policyholder funds were novated to the Company consisting of $471,198,000 of general account policyholder funds previously reinsured under indemnity reinsurance agreements and $115,249,000 of separate account policyholder funds. Effective October 1, 1996 and prior to novation, the Company administered and managed the separate account business.

The group tax-qualified annuities are sold to not-for-profit organizations throughout New York State by independent brokers.

USE OF ESTIMATES
----------------

Preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

BASIS OF PRESENTATION
---------------------

The accompanying statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future. The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1998, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements.

Statutory accounting practices differ from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

INVESTMENTS
-----------

Bonds are reported at amortized cost or market value based on their NAIC rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for deferred income taxes.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of bonds attributable to changes in the general level of interest rates and amortizes those deferrals over the

NOTE 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES (Continued)

INVESTMENTS (Continued)
-----------

remaining period to maturity of the individual security sold. The net deferral is reported as the "interest maintenance reserve" in the accompanying balance sheet. Realized capital gains and losses are reported in income net of federal income tax and transfers to the interest maintenance reserve. The "asset valuation reserve" is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

NONADMITTED ASSETS
------------------

Certain assets designated as "nonadmitted," principally start-up and organizational costs and furniture and equipment, are excluded from the accompanying balance sheet and are charged directly to unassigned surplus.

PREMIUMS
--------

Premiums and deposits are reported as premiums and deposits revenues; whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

REINSURANCE
-----------

Commissions on business assumed are reported as an expense; whereas, under GAAP the reinsurance transaction would be treated as a purchase of a business and the ceding commission would represent the purchase price which would be allocated to the assets and liabilities acquired at their respective fair values. The excess of liabilities over assets acquired would be treated as goodwill.

INCOME TAXES
------------

Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

A reconciliation of the Company's capital and surplus and net income (loss) determined in accordance with statutory accounting practices with amounts determined in accordance with GAAP is as follows:

                                               Capital and
                                                 Surplus     Net Income (Loss)
------------------------------------------------------------------------------
                                               December 31,    Period Ended
                                                   1996      December 31, 1996
------------------------------------------------------------------------------
Amounts as reported on a statutory basis       $ 50,175,997    $(18,595,145)
Add (deduct):
 Net unrealized gain on bonds                       215,899             --
 Interest maintenance reserve                     3,204,140       3,204,140
 Asset valuation reserve                          1,128,548              --
 Difference between GAAP and statutory-basis
  policyholders' funds                          (15,536,418)    (15,536,418)
 Present value of in-force--statutory reserve
  adjustment                                     19,124,794      19,124,794
 Present value of in-force--ceding commissions   17,956,362      17,956,362
 Deferred federal income taxes                   (1,290,978)     (1,215,413)
 Nonadmitted assets                               1,100,310             --
------------------------------------------------------------------------------
Amounts on a GAAP basis                        $ 76,078,654    $  4,938,320
------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

INCOME TAXES (CONTINUED)
------------

Other significant accounting practices are as follows:

INVESTMENTS
-----------

The discount or premium on bonds is amortized using the interest method. For mortgage-backed bonds, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

Short-term investments include investments with maturities of less than one year at the date of acquisition.

Realized capital gains and losses are determined using the specific-identification method. Changes in admitted asset carrying amounts of bonds are credited or charged directly in unassigned surplus.

ELECTRONIC DATA PROCESSING EQUIPMENT
------------------------------------

Electronic data processing equipment is reported at cost, less accumulated depreciation. Electronic data processing equipment is depreciated on a straight-line basis over the useful life of the asset.

PREMIUMS
--------

Premiums for general account annuity business are recognized as revenue when deposited.

BENEFITS
--------

Liabilities related to policyholders' funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges, and do not differ materially from reserve practices prescribed by the Department.

VULNERABILITY FROM CONCENTRATIONS
---------------------------------

The Company is licensed to conduct life insurance business in the state of New York. Currently, its only product is sold through independent brokers in the group 403(b) marketplace, primarily to higher-education institutions and non-profit healthcare organizations.

NOTE 2. INVESTMENTS

The major categories of net investment income for the period from June 6, 1996 to December 31, 1996 are summarized as follows:

INCOME:
 Bonds                           $ 9,427,203
 Policy loans                        439,305
 Cash and short-term investments   1,024,525
--------------------------------------------
Total investment income           10,891,033
Investment expenses                  121,861
--------------------------------------------
Net investment income            $10,769,172
--------------------------------------------

The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds at December 31, 1996 are summarized as follows:

                      Cost or      Gross       Gross
                     Amortized   Unrealized Unrealized       Fair
                        Cost       Gains      Losses        Value
---------------------------------------------------------------------
Corporate           $374,672,586 $1,065,584 $(2,174,439) $373,563,731
U.S. government       66,997,162    582,337         --     67,579,499
Foreign government     4,992,530     56,125         --      5,048,655
Mortgage-backed      157,690,993    762,919     (76,627)  158,377,285
---------------------------------------------------------------------
                    $604,353,271 $2,466,965 $(2,251,066) $604,569,170
---------------------------------------------------------------------

Fair value for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments.

A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 1996, by contractual maturity, is as follows:

                              Cost or
                             Amortized       Fair
                                Cost        Value
-----------------------------------------------------
Maturity:
 In 1998-2001               $155,301,576 $155,141,174
 In 2002-2006                215,774,433  214,946,565
 After 2006                   75,586,269   76,104,146
 Mortgage-backed securities  157,690,993  158,377,285
-----------------------------------------------------
  Total                     $604,353,271 $604,569,170
-----------------------------------------------------

The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Proceeds from sales of investments in bonds were $365,646,000. Gross gains of $4,871,624 and gross losses of $2,443 were realized on those sales. Net gains of $376,041 were realized on sales of short-term investments.

Realized capital losses are reported net of federal income taxes on realized capital gains of $1,836,682 and amounts transferred to the interest maintenance reserve of $3,409,395.

At December 31, 1996, investments in bonds with an admitted asset value of $500,222 were on deposit with the Department to satisfy regulatory requirements.

At December 31, 1996, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

NOTE 3. FEDERAL INCOME TAXES

The effective federal income tax rate for financial reporting purposes differs from the prevailing statutory tax rate principally due to differences in ceding commissions for tax return and financial statement purposes.

NOTE 4. ANNUITY RESERVES

At December 31, 1996, the Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), and subject to discretionary withdrawal (without adjustment), are summarized as follows:

                                                             Amount    Percent
------------------------------------------------------------------------------
Subject to discretionary withdrawal (with adjustment) at
 book value, less surrender charge                        $240,965,892   40.1
Subject to discretionary withdrawal (without adjustment)
 at book value with minimal or no charge or adjustment     360,151,547   59.9
------------------------------------------------------------------------------
  Total annuity reserves and deposit fund liabilities     $601,117,439  100.0%
------------------------------------------------------------------------------

NOTE 5. CAPITAL AND SURPLUS

The Company was initially capitalized on August 12, 1996 with a capital contribution from Lincoln Life in the amount of $2,000,000. Additional paid-in surplus from Lincoln Life in the amounts of $6,000,000, $62,000,000 and $1,000,000 was received on September 16, 1996, September 24, 1996 and September 26, 1996, respectively.

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors. At December 31, 1996, the Company exceeds the RBC requirements.

The payment of dividends by the Company requires 30 day advance notice to the Department.

NOTE 6. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

LEASES
------

The Company leases office space and equipment under lease agreements that expire at various intervals over the next seven years and are subject to renewal options at market rates prevailing at the time of renewal. Rental expense for all operating leases was $32,252 for the period from June 6, 1996 to December 31, 1996. Future minimum rental commitments are as follows:

1997        $  120,192
1998           132,620
1999           194,760
2000           194,760
2001           189,227
Thereafter     296,201
----------------------
            $1,127,760
----------------------

NOTE 7. FAIR VALUE OF FINANCIAL INSTRUMENTS

  The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values and, accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

BONDS
-----

Fair values of bonds are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments.

POLICY LOANS
------------

The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

CASH AND SHORT-TERM INVESTMENTS
-------------------------------

The carrying value of cash and short-term investments approximates fair value.

POLICYHOLDER FUNDS
------------------

The fair values of policyholder funds are based on their approximate surrender values.

The carrying values and estimated fair values of the Company's financial instruments as of December 31, 1996 are as follows:

                                   Carrying         Fair
Assets (Liabilities)                 Value          Value
--------------------------------------------------------------
Bonds                            $ 604,353,271  $ 604,569,170
Policy loans                        40,609,076     40,609,076
Cash and short-term investments     19,335,007     19,335,007
Policyholders' funds              (601,117,439)  (595,106,265)

NOTE 8. TRANSACTIONS WITH AFFILIATES

The Company has entered into agreements with Lincoln Life to receive 403(b) processing services and other support related to legal, technology, accounting, and other corporate services. Fees paid to Lincoln Life for such services were $931,000 for the period from June 6, 1996 to December 31, 1996. The Company has also entered into an agreement with Lincoln Life to provide 403(b) processing services primarily related to banking and cash management. Fees received from Lincoln Life for such services were $229,000 for the period from June 6, 1996 to December 31, 1996.

The Company has an investment management agreement with an affiliate, Lincoln Investment Management, Inc., for investment advisory and asset management services. Fees paid for such investment services were $122,000 for the period from June 6, 1996 to December 31, 1996.

                       REPORT OF INDEPENDENT AUDITORS ON
                          OTHER FINANCIAL INFORMATION

Board of Directors
 Lincoln Life & Annuity Company of New York

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The accompanying supplemental schedule of selected statutory-basis financial data is presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and is not a required part of the statutory-basis financial statements. Such information has been subjected to the auditing procedures applied in our audit of the statutory-basis financial statements and, in our opinion, is fairly stated in all material respects in relation to the statutory-basis financial statements taken as a whole.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
April 1, 1997

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
SUPPLEMENTAL SCHEDULE OF SELECTED
FINANCIAL DATA--STATUTORY BASIS

                                                         December 31,
                                                             1996
---------------------------------------------------------------------
Investment income earned:
  Government bonds                                       $  5,867,864
  Other bonds (unaffiliated)                                3,559,339
  Policy loans                                                439,305
  Cash on hand and on deposit                                  14,454
  Short-term investments                                    1,010,071
---------------------------------------------------------------------
    Gross investment income                              $ 10,891,033
---------------------------------------------------------------------
Bonds and short-term investments by class and maturity:
 Bonds by maturity (statement value):
  Due within one year or less                            $ 20,143,625
  Over 1 year through 5 years                             207,390,447
  Over 5 years through 10 years                           255,112,940
  Over 10 years through 20 years                           88,596,367
  Over 20 years                                            41,308,363
---------------------------------------------------------------------
    Total by maturity                                    $612,551,742
---------------------------------------------------------------------
 Bonds by class (statement value):
  Class 1                                                $446,047,877
  Class 2                                                 166,503,865
---------------------------------------------------------------------
    Total by class                                       $612,551,742
---------------------------------------------------------------------
    Total bonds publicly traded                          $598,074,987
---------------------------------------------------------------------
    Total bonds privately placed                         $ 14,476,755
---------------------------------------------------------------------
 Short-term investments (cost or amortized cost)         $  8,198,471
---------------------------------------------------------------------
 Cash on deposit                                         $ 11,136,536
---------------------------------------------------------------------
 Deposit funds and dividend accumulations:
---------------------------------------------------------------------
    Deposit funds account balance                        $601,117,439
---------------------------------------------------------------------

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTE TO SUPPLEMENTAL SCHEDULE OF SELECTED
FINANCIAL DATA--STATUTORY BASIS

NOTE--BASIS OF PRESENTATION

The accompanying schedule presents selected statutory-basis financial data as of December 31, 1996 and for the period from June 6, 1996 (date of incorporation) to December 31, 1996 for purposes of complying with paragraph 9 of the Annual Audited Financial Reports in the General section of the National Association of Insurance Commissioners' Annual Statement Instructions and agrees to or is included in the amounts reported in Lincoln Life & Annuity Company of New York's 1996 Statutory Annual Statement as filed with the New York Insurance Department.